Exhibit 99.1

Supplemental Information

Third Quarter 2008

This information is preliminary and based on company data available at the time of the presentation. It speaks only as of the particular date or dates included in the accompanying pages. Bank of America does not undertake an obligation to, and disclaims any duty to, correct or update any of the information provided. Any forward-looking statements in this information are subject to the forward-looking language contained in Bank of America’s reports filed with the SEC pursuant to the Securities Exchange Act of 1934, which are available at the SEC’s website (www.sec.gov) or at Bank of America’s website (www.bankofamerica.com). Bank of America’s future financial performance is subject to risks and uncertainties as described in its SEC filings.

Bank of America Corporation and Subsidiaries

1

Bank of America Corporation and Subsidiaries

Consolidated Financial Highlights

(Dollars in millions, except per share information; shares in thousands)

	Nine Months Ended September 30		Third Quarter 2008	Second Quarter 2008	First Quarter 2008	Fourth Quarter 2007	Third Quarter 2007
	2008	2007
Income statement
Net interest income	$32,254	$25,276	$11,642	$10,621	$9,991	$9,165	$8,617
Noninterest income	24,848	28,753	7,979	9,789	7,080	3,639	7,480
Total revenue, net of interest expense	57,102	54,029	19,621	20,410	17,071	12,804	16,097
Provision for credit losses	18,290	5,075	6,450	5,830	6,010	3,310	2,030
Noninterest expense, before merger and restructuring charges	29,953	26,845	11,413	9,447	9,093	10,269	8,627
Merger and restructuring charges	629	270	247	212	170	140	84
Income tax expense (benefit)	2,433	7,125	334	1,511	588	(1,183)	1,658
Net income	5,797	14,714	1,177	3,410	1,210	268	3,698
Diluted earnings per common share	1.10	3.25	0.15	0.72	0.23	0.05	0.82
Average diluted common shares issued and outstanding	4,493,506	4,483,465	4,563,508	4,457,193	4,461,201	4,470,108	4,475,917
Dividends paid per common share	$1.92	$1.76	$0.64	$0.64	$0.64	$0.64	$0.64

Performance ratios
Return on average assets	0.43%	1.27%	0.25%	0.78%	0.28%	0.06%	0.93%
Return on average common shareholders’ equity	4.68	14.88	1.97	9.25	2.90	0.60	11.02
At period end
Book value per share of common stock	$30.01	$30.45	$30.01	$31.11	$31.22	$32.09	$30.45
Tangible book value per share of common stock (1)	12.08	15.25	12.08	13.65	13.73	14.62	15.25
Market price per share of common stock:
Closing price	$35.00	$50.27	$35.00	$23.87	$37.91	$41.26	$50.27
High closing price for the period	45.03	54.05	37.48	40.86	45.03	52.71	51.87
Low closing price for the period	18.52	47.00	18.52	23.87	35.31	41.10	47.00
Market capitalization	159,672	223,041	159,672	106,292	168,806	183,107	223,041

Number of banking centers - domestic	6,139	5,748	6,139	6,131	6,148	6,149	5,748
Number of branded ATMs - domestic	18,584	17,231	18,584	18,531	18,491	18,753	17,231
Full-time equivalent employees	247,024	198,000	247,024	206,587	209,096	209,718	198,000

(1)	Tangible book value per share of common stock is a non-GAAP measure. For a corresponding reconciliation of common tangible shareholders’ equity to a GAAP financial measure, see Supplemental Financial Data on page 3. We believe the use of this non-GAAP measure provides additional clarity in assessing the results of the Corporation.

Certain prior period amounts have been reclassified to conform to current period presentation.

Information for periods beginning July 1, 2008 includes the Countrywide acquisition; prior periods have not been restated. This information is preliminary and based on company data available at the time of the presentation.	2

Bank of America Corporation and Subsidiaries

Supplemental Financial Data

(Dollars in millions)

Fully taxable-equivalent basis data

	Nine Months Ended September 30		Third Quarter 2008	Second Quarter 2008	First Quarter 2008	Fourth Quarter 2007	Third Quarter 2007
	2008	2007
Net interest income	$33,148	$26,375	$11,920	$10,937	$10,291	$9,815	$8,992
Total revenue, net of interest expense	57,996	55,128	19,899	20,726	17,371	13,454	16,472
Net interest yield	2.86%	2.60%	2.93%	2.92%	2.73%	2.61%	2.61%
Efficiency ratio	52.73	49.19	58.60	46.60	53.32	77.36	52.89

Reconciliation to GAAP financial measures

Supplemental financial data presented on an operating basis is a basis of presentation not defined by accounting principles generally accepted in the United States (GAAP) that excludes merger and restructuring charges. We believe that the exclusion of merger and restructuring charges, which represent events outside our normal operations, provides a meaningful period-to-period comparison and is more reflective of normalized operations.

Return on average common shareholders’ equity and return on average tangible shareholders’ equity utilize non-GAAP allocation methodologies. Return on average common shareholders’ equity measures the earnings contribution of a unit as a percentage of the shareholders’ equity allocated to that unit. Return on average tangible shareholders’ equity measures the earnings contribution of the Corporation as a percentage of shareholders’ equity reduced by goodwill. These measures are used to evaluate our use of equity (i.e., capital) at the individual unit level and are integral components in the analytics for resource allocation. The efficiency ratio measures the costs expended to generate a dollar of revenue. We believe the use of these non-GAAP measures provides additional clarity in assessing the results of the Corporation.

Other companies may define or calculate supplemental financial data differently. See the tables below for supplemental financial data and corresponding reconciliations to GAAP financial measures for the three months ended September 30, 2008, June 30, 2008, March 31, 2008, December 31, 2007 and September 30, 2007, and the nine months ended September 30, 2008 and 2007.

Reconciliation of net income to operating earnings

	Nine Months Ended September 30		Third Quarter 2008	Second Quarter 2008	First Quarter 2008	Fourth Quarter 2007	Third Quarter 2007

	2008	2007
Net income	$5,797	$14,714	$1,177	$3,410	$1,210	$268	$3,698
Merger and restructuring charges	629	270	247	212	170	140	84
Related income tax benefit	(205)	(100)	(64)	(78)	(63)	(52)	(31)

Operating earnings	$6,221	$14,884	$1,360	$3,544	$1,317	$356	$3,751

Reconciliation of ending common shareholders’ equity to ending common tangible shareholders’ equity

Ending common shareholders’ equity	$136,888	$135,109	$136,888	$138,540	$139,003	$142,394	$135,109
Ending goodwill	(81,756)	(67,433)	(81,756)	(77,760)	(77,872)	(77,530)	(67,433)

Ending common tangible shareholders’ equity	$55,132	$67,676	$55,132	$60,780	$61,131	$64,864	$67,676

Reconciliation of average shareholders’ equity to average tangible shareholders’ equity

Average shareholders’ equity	$160,890	$133,878	$166,454	$161,428	$154,728	$144,924	$134,487
Average goodwill	(79,150)	(66,309)	(81,977)	(77,815)	(77,628)	(78,308)	(67,499)

Average tangible shareholders’ equity	$81,740	$67,569	$84,477	$83,613	$77,100	$66,616	$66,988

Operating basis

Return on average assets	0.46%	1.28%	0.28%	0.81%	0.30%	0.08%	0.94%
Return on average common shareholders’ equity	5.08	15.06	2.48	9.63	3.20	0.85	11.18
Return on average tangible shareholders’ equity	10.17	29.45	6.40	17.05	6.87	2.12	22.21
Efficiency ratio (1)	51.65	48.70	57.36	45.58	52.35	76.32	52.38

(1)	Fully taxable-equivalent basis

Certain prior period amounts have been reclassified to conform to current period presentation.

Information for periods beginning July 1, 2008 includes the Countrywide acquisition; prior periods have not been restated. This information is preliminary and based on company data available at the time of the presentation.	3

Bank of America Corporation and Subsidiaries

Consolidated Statement of Income

(Dollars in millions, except per share information; shares in thousands)

	Nine Months Ended September 30		Third Quarter 2008	Second Quarter 2008	First Quarter 2008	Fourth Quarter 2007	Third Quarter 2007
	2008	2007
Interest income
Interest and fees on loans and leases	$41,797	$40,318	$14,261	$13,121	$14,415	$15,363	$14,111
Interest on debt securities	9,295	7,046	3,621	2,900	2,774	2,738	2,334
Federal funds sold and securities purchased under agreements to resell	2,920	5,974	912	800	1,208	1,748	1,839
Trading account assets	6,937	7,059	2,344	2,229	2,364	2,358	2,519
Other interest income	3,133	3,428	1,058	977	1,098	1,272	1,230

Total interest income	64,082	63,825	22,196	20,027	21,859	23,479	22,033

Interest expense
Deposits	11,954	12,840	3,846	3,520	4,588	5,253	4,545
Short-term borrowings	10,452	16,369	3,223	3,087	4,142	5,598	5,519
Trading account liabilities	2,250	2,619	661	749	840	825	906
Long-term debt	7,172	6,721	2,824	2,050	2,298	2,638	2,446

Total interest expense	31,828	38,549	10,554	9,406	11,868	14,314	13,416

Net interest income	32,254	25,276	11,642	10,621	9,991	9,165	8,617

Noninterest income
Card income	10,212	10,486	3,122	3,451	3,639	3,591	3,595
Service charges	7,757	6,493	2,722	2,638	2,397	2,415	2,221
Investment and brokerage services	3,900	3,720	1,238	1,322	1,340	1,427	1,378
Investment banking income	1,645	1,801	474	695	476	544	389
Equity investment income (loss)	1,330	3,747	(316)	592	1,054	317	904
Trading account profits (losses)	(1,810)	491	(384)	357	(1,783)	(5,380)	(1,388)
Mortgage banking income	2,564	516	1,674	439	451	386	155
Insurance premiums	1,092	548	678	217	197	213	235
Gains on sales of debt securities	362	71	10	127	225	109	7
Other income (loss)	(2,204)	880	(1,239)	(49)	(916)	17	(16)

Total noninterest income	24,848	28,753	7,979	9,789	7,080	3,639	7,480

Total revenue, net of interest expense	57,102	54,029	19,621	20,410	17,071	12,804	16,097

Provision for credit losses	18,290	5,075	6,450	5,830	6,010	3,310	2,030

Noninterest expense
Personnel	14,344	13,931	5,198	4,420	4,726	4,822	4,169
Occupancy	2,623	2,211	926	848	849	827	754
Equipment	1,208	1,018	440	372	396	373	336
Marketing	1,813	1,644	605	571	637	712	552
Professional fees	1,071	770	424	362	285	404	258
Amortization of intangibles	1,357	1,209	464	447	446	467	429
Data processing	1,905	1,372	755	587	563	590	463
Telecommunications	814	750	288	266	260	263	255
Other general operating	4,818	3,940	2,313	1,574	931	1,811	1,411
Merger and restructuring charges	629	270	247	212	170	140	84

Total noninterest expense	30,582	27,115	11,660	9,659	9,263	10,409	8,711

Income (loss) before income taxes	8,230	21,839	1,511	4,921	1,798	(915)	5,356
Income tax expense (benefit)	2,433	7,125	334	1,511	588	(1,183)	1,658

Net income	$5,797	$14,714	$1,177	$3,410	$1,210	$268	$3,698

Preferred stock dividends	849	129	473	186	190	53	43

Net income available to common shareholders	$4,948	$14,585	$704	$3,224	$1,020	$215	$3,655

Per common share information
Earnings	$1.11	$3.30	$0.15	$0.73	$0.23	$0.05	$0.83
Diluted earnings	1.10	3.25	0.15	0.72	0.23	0.05	0.82
Dividends paid	1.92	1.76	0.64	0.64	0.64	0.64	0.64

Average common shares issued and outstanding	4,469,517	4,424,269	4,543,963	4,435,719	4,427,823	4,421,554	4,420,616

Average diluted common shares issued and outstanding	4,493,506	4,483,465	4,563,508	4,457,193	4,461,201	4,470,108	4,475,917

Certain prior period amounts have been reclassified to conform to current period presentation.

Information for periods beginning July 1, 2008 includes the Countrywide acquisition; prior periods have not been restated. This information is preliminary and based on company data available at the time of the presentation.	4

Bank of America Corporation and Subsidiaries

Consolidated Balance Sheet

(Dollars in millions)

	September 30 2008	June 30 2008	September 30 2007
Assets
Cash and cash equivalents	$ 39,341	$ 39,127	$ 34,956
Time deposits placed and other short-term investments	11,709	7,649	8,829
Federal funds sold and securities purchased under agreements to resell	87,038	107,070	135,150
Trading account assets	174,859	167,837	179,365
Derivative assets	45,792	42,039	30,843
Debt securities	258,677	249,859	177,296
Loans and leases, net of allowance:
Loans and leases	942,676	870,464	793,537
Allowance for loan and lease losses	(20,346)	(17,130)	(9,535)
Total loans and leases, net of allowance	922,330	853,334	784,002
Premises and equipment, net	13,000	11,627	9,762
Mortgage servicing rights (includes $20,811, $4,250 and $3,179 measured at fair value)	21,131	4,577	3,417
Goodwill	81,756	77,760	67,433
Intangible assets	9,167	9,603	9,635
Loans held-for-sale	27,414	23,630	30,672
Other assets	138,963	122,763	107,403
Total assets	$1,831,177	$1,716,875	$1,578,763

Liabilities
Deposits in domestic offices:
Noninterest-bearing	$ 201,025	$ 199,587	$ 165,343
Interest-bearing	577,503	497,631	434,728
Deposits in foreign offices:
Noninterest-bearing	3,524	3,432	3,950
Interest-bearing	91,999	84,114	95,201
Total deposits	874,051	784,764	699,222
Federal funds purchased and securities sold under agreements to repurchase	225,729	238,123	199,293
Trading account liabilities	68,229	70,806	87,155
Derivative liabilities	26,466	21,095	19,012
Commercial paper and other short-term borrowings	145,812	177,753	201,155
Accrued expenses and other liabilities (includes $427, $507 and $392 of reserve for unfunded lending commitments)	72,141	55,038	48,932
Long-term debt	257,710	206,605	185,484
Total liabilities	1,670,138	1,554,184	1,440,253
Shareholders’ equity
Preferred stock, $0.01 par value; authorized - 100,000,000 shares; issued and outstanding - 7,602,067, 7,602,067 and 143,739 shares	24,151	24,151	3,401
Common stock and additional paid-in capital, $0.01 par value; authorized - 7,500,000,000 shares; issued and outstanding - 4,562,054,554, 4,452,947,217 and 4,436,855,341 shares	65,361	61,109	60,276
Retained earnings	77,695	79,920	84,027
Accumulated other comprehensive income (loss)	(5,647)	(1,864)	(8,615)
Other	(521)	(625)	(579)
Total shareholders’ equity	161,039	162,691	138,510
Total liabilities and shareholders’ equity	$1,831,177	$1,716,875	$1,578,763

Certain prior period amounts have been reclassified to conform to current period presentation.

Information for periods beginning July 1, 2008 includes the Countrywide acquisition; prior periods have not been restated. This information is preliminary and based on company data available at the time of the presentation.	5

Bank of America Corporation and Subsidiaries

Capital Management

(Dollars in millions)

	Third Quarter 2008 (1)	Second Quarter 2008	First Quarter 2008	Fourth Quarter 2007	Third Quarter 2007
Risk-based capital:
Tier 1 capital	$100,248	$101,439	$93,899	$83,372	$94,108
Total capital	153,327	154,983	146,531	133,720	135,786
Risk-weighted assets	1,328,084	1,230,307	1,250,942	1,212,905	1,145,069
Tier 1 capital ratio	7.55%	8.25%	7.51%	6.87%	8.22%
Total capital ratio	11.54	12.60	11.71	11.02	11.86
Tangible equity ratio (2)	4.03	4.62	4.16	3.62	4.09
Tier 1 leverage ratio	5.50	6.07	5.59	5.04	6.20

(1)	Preliminary data on risk-based capital
(2)	Tangible equity ratio equals shareholders’ equity less goodwill and intangible assets divided by total assets less goodwill and intangible assets.

Share Repurchase Program

No common shares were repurchased in the third quarter of 2008.

75.0 million shares remain outstanding under the 2008 authorized program.

109.1 million shares were issued in the third quarter of 2008, of which 106.8 million shares were issued in the Countrywide acquisition.

*	Preliminary data on risk-based capital

Certain prior period amounts have been reclassified to conform to current period presentation.

Information for periods beginning July 1, 2008 includes the Countrywide acquisition; prior periods have not been restated. This information is preliminary and based on company data available at the time of the presentation.	6

Bank of America Corporation and Subsidiaries

Core Net Interest Income - Managed Basis

(Dollars in millions)

	Nine Months Ended September 30		Third Quarter 2008	Second Quarter 2008	First Quarter 2008	Fourth Quarter 2007	Third Quarter 2007
	2008	2007
Net interest income (1)
As reported	$33,148	$26,375	$11,920	$10,937	$10,291	$9,815	$8,992
Impact of market-based net interest income (2)	(4,125)	(1,908)	(1,448)	(1,369)	(1,308)	(810)	(789)

Core net interest income	29,023	24,467	10,472	9,568	8,983	9,005	8,203
Impact of securitizations (3)	6,654	5,820	2,310	2,254	2,090	2,021	2,009

Core net interest income - managed basis	$35,677	$30,287	$12,782	$11,822	$11,073	$11,026	$10,212

Average earning assets
As reported	$1,544,617	$1,352,177	$1,622,466	$1,500,234	$1,510,295	$1,502,998	$1,375,795
Impact of market-based earning assets (2)	(385,517)	(414,363)	(377,630)	(375,274)	(403,733)	(407,315)	(407,066)

Core average earning assets	1,159,100	937,814	1,244,836	1,124,960	1,106,562	1,095,683	968,729
Impact of securitizations	102,481	103,028	101,743	103,131	102,577	104,385	104,181

Core average earning assets - managed basis	$1,261,581	$1,040,842	$1,346,579	$1,228,091	$1,209,139	$1,200,068	$1,072,910

Net interest yield contribution (1, 4)
As reported	2.86%	2.60%	2.93%	2.92%	2.73%	2.61%	2.61%
Impact of market-based activities (2)	0.48	0.88	0.43	0.49	0.52	0.67	0.77

Core net interest yield on earning assets	3.34	3.48	3.36	3.41	3.25	3.28	3.38
Impact of securitizations	0.43	0.40	0.43	0.45	0.42	0.38	0.42

Core net interest yield on earning assets - managed basis	3.77%	3.88%	3.79%	3.86%	3.67%	3.66%	3.80%

(1)	Fully taxable-equivalent basis
(2)	Represents the impact of market-based amounts included in the Capital Markets and Advisory Services business within Global Corporate and Investment Banking. For the nine months ended September 30, 2008 and 2007, the impact of market-based net interest income excludes $75 million and $44 million, and for the three months ended September 30, 2008, June 30, 2008, March 31, 2008, December 31, 2007 and September 30, 2007, respectively, excludes $23 million, $25 million, $27 million, $26 million and $22 million of net interest income on loans for which the fair value option has been elected and is not considered market-based income.
(3)	Represents the impact of securitizations utilizing actual bond costs. This is different from the segment view which utilizes funds transfer pricing methodologies.
(4)	Calculated on an annualized basis.

Certain prior period amounts have been reclassified to conform to current period presentation.

Information for periods beginning July 1, 2008 includes the Countrywide acquisition; prior periods have not been restated. This information is preliminary and based on company data available at the time of the presentation.	7

Bank of America Corporation and Subsidiaries

Quarterly Average Balances and Interest Rates - Fully Taxable-equivalent Basis

(Dollars in millions)

	Third Quarter 2008			Second Quarter 2008			Third Quarter 2007
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Earning assets
Time deposits placed and other short-term investments	$11,361	$101	3.54%	$10,310	$87	3.40%	$11,879	$148	4.92%
Federal funds sold and securities purchased under agreements to resell	136,322	912	2.67	126,169	800	2.54	139,259	1,839	5.27
Trading account assets	191,757	2,390	4.98	184,547	2,282	4.95	194,661	2,604	5.33
Debt securities (1)	266,013	3,672	5.52	235,369	2,963	5.04	174,568	2,380	5.45
Loans and leases (2):
Residential mortgage	260,748	3,712	5.69	256,164	3,541	5.54	274,385	3,928	5.72
Home equity	151,142	2,124	5.59	120,265	1,627	5.44	98,611	1,884	7.58
Discontinued real estate	22,031	399	7.25	—	—	—	—	—	—
Credit card - domestic	63,414	1,682	10.55	61,655	1,603	10.45	57,491	1,780	12.29
Credit card - foreign	17,075	535	12.47	16,566	512	12.43	11,995	371	12.25
Direct/Indirect consumer (3)	85,392	1,790	8.34	82,593	1,731	8.43	72,978	1,600	8.70
Other consumer (4)	3,723	80	8.78	3,953	84	8.36	4,322	96	8.90
Total consumer	603,525	10,322	6.82	541,196	9,098	6.75	519,782	9,659	7.39
Commercial - domestic	224,117	2,852	5.06	219,537	2,762	5.06	176,554	3,207	7.21
Commercial real estate (5)	63,220	727	4.57	62,810	737	4.72	38,977	733	7.47
Commercial lease financing	22,585	53	0.93	22,276	243	4.37	20,044	246	4.91
Commercial - foreign	33,467	377	4.48	32,820	366	4.48	25,159	377	5.95
Total commercial	343,389	4,009	4.64	337,443	4,108	4.89	260,734	4,563	6.95
Total loans and leases	946,914	14,331	6.03	878,639	13,206	6.04	780,516	14,222	7.25
Other earning assets	70,099	1,068	6.07	65,200	1,005	6.19	74,912	1,215	6.46
Total earning assets (6)	1,622,466	22,474	5.52	1,500,234	20,343	5.44	1,375,795	22,408	6.48
Cash and cash equivalents	36,030			33,799			31,356
Other assets, less allowance for loan and lease losses	247,195			220,580			173,414
Total assets	$1,905,691			$1,754,613			$1,580,565

Interest-bearing liabilities
Domestic interest-bearing deposits:
Savings	$32,297	$58	0.72%	$33,164	$64	0.77%	$31,510	$50	0.62%
NOW and money market deposit accounts	278,520	973	1.39	258,104	856	1.33	215,078	1,104	2.04
Consumer CDs and IRAs	218,862	1,852	3.37	178,828	1,646	3.70	165,840	1,949	4.66
Negotiable CDs, public funds and other time deposits	36,039	291	3.21	24,216	195	3.25	17,392	227	5.20
Total domestic interest-bearing deposits	565,718	3,174	2.23	494,312	2,761	2.25	429,820	3,330	3.07
Foreign interest-bearing deposits:
Banks located in foreign countries	36,230	266	2.91	33,777	272	3.25	43,727	564	5.12
Governments and official institutions	11,847	72	2.43	11,789	77	2.62	17,206	218	5.03
Time, savings and other	48,209	334	2.76	55,403	410	2.97	41,868	433	4.09
Total foreign interest-bearing deposits	96,286	672	2.78	100,969	759	3.02	102,801	1,215	4.69
Total interest-bearing deposits	662,004	3,846	2.31	595,281	3,520	2.38	532,621	4,545	3.39
Federal funds purchased, securities sold under agreements to repurchase and other short-term borrowings	465,511	3,223	2.76	444,578	3,087	2.79	409,070	5,519	5.36
Trading account liabilities	77,271	661	3.40	70,546	749	4.27	86,118	906	4.17
Long-term debt	264,934	2,824	4.26	205,194	2,050	4.00	175,265	2,446	5.58
Total interest-bearing liabilities (6)	1,469,720	10,554	2.86	1,315,599	9,406	2.87	1,203,074	13,416	4.43
Noninterest-bearing sources:
Noninterest-bearing deposits	195,841			190,721			169,860
Other liabilities	73,676			86,865			73,144
Shareholders’ equity	166,454			161,428			134,487
Total liabilities and shareholders’ equity	$1,905,691			$1,754,613			$1,580,565
Net interest spread			2.66%			2.57%			2.05%
Impact of noninterest-bearing sources			0.27			0.35			0.56
Net interest income/yield on earning assets		$11,920	2.93%		$10,937	2.92%		$8,992	2.61%

(1)	Yields on AFS debt securities are calculated based on fair value rather than historical cost balances. The use of fair value does not have a material impact on net interest yield.
(2)	Nonperforming loans are included in the respective average loan balances. Income on these nonperforming loans is recognized on a cash basis.
(3)	Includes foreign consumer loans of $2.6 billion and $3.0 billion in the third and second quarters of 2008, and $3.8 billion in the third quarter of 2007.
(4)	Includes consumer finance loans of $2.7 billion and $2.8 billion in the third and second quarters of 2008, and $3.2 billion in the third quarter of 2007; and other foreign consumer loans of $1.1 billion and $862 million in the third and second quarters of 2008, and $843 million in the third quarter of 2007.
(5)	Includes domestic commercial real estate loans of $62.2 billion and $61.6 billion in the third and second quarters of 2008, and $38.0 billion in the third quarter of 2007.
(6)	Interest income includes the impact of interest rate risk management contracts, which decreased interest income on the underlying assets $12 million and $104 million in the third and second quarters of 2008, and $170 million in the third quarter of 2007. Interest expense includes the impact of interest rate risk management contracts, which increased interest expense on the underlying liabilities $86 million and $37 million in the third and second quarters of 2008, and $226 million in the third quarter of 2007.

Certain	prior period amounts have been reclassified to conform to current period presentation.

Information for periods beginning July 1, 2008 includes the Countrywide acquisition; prior periods have not been restated. This information is preliminary and based on company data available at the time of the presentation.	8

Bank of America Corporation and Subsidiaries

Quarterly Average Balances and Interest Rates - Fully Taxable-equivalent Basis - Isolating Hedge Income/Expense (1)

(Dollars in millions)

	Third Quarter 2008			Second Quarter 2008			Third Quarter 2007
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Earning assets
Time deposits placed and other short-term investments (2)	$11,361	$105	3.68%	$10,310	$91	3.56%	$11,879	$152	5.06%
Federal funds sold and securities purchased under agreements to resell (2)	136,322	948	2.78	126,169	867	2.75	139,259	1,936	5.54
Trading account assets	191,757	2,390	4.98	184,547	2,282	4.95	194,661	2,604	5.33
Debt securities (2)	266,013	3,675	5.52	235,369	2,963	5.04	174,568	2,385	5.46
Loans and leases:
Residential mortgage	260,748	3,712	5.69	256,164	3,541	5.54	274,385	3,928	5.72
Home equity	151,142	2,124	5.59	120,265	1,627	5.44	98,611	1,884	7.58
Discontinued real estate	22,031	399	7.25	—	—	—	—	—	—
Credit card - domestic	63,414	1,682	10.55	61,655	1,603	10.45	57,491	1,780	12.29
Credit card - foreign	17,075	535	12.47	16,566	512	12.43	11,995	371	12.25
Direct/Indirect consumer	85,392	1,790	8.34	82,593	1,731	8.43	72,978	1,600	8.70
Other consumer	3,723	80	8.78	3,953	84	8.36	4,322	96	8.90
Total consumer	603,525	10,322	6.82	541,196	9,098	6.75	519,782	9,659	7.39
Commercial - domestic (2)	224,117	2,820	5.01	219,537	2,795	5.12	176,554	3,220	7.24
Commercial real estate	63,220	727	4.57	62,810	737	4.72	38,977	733	7.47
Commercial lease financing	22,585	53	0.93	22,276	243	4.37	20,044	246	4.91
Commercial - foreign (2)	33,467	377	4.48	32,820	366	4.48	25,159	411	6.48
Total commercial	343,389	3,977	4.61	337,443	4,141	4.93	260,734	4,610	7.02
Total loans and leases	946,914	14,299	6.02	878,639	13,239	6.05	780,516	14,269	7.27
Other earning assets (2)	70,099	1,069	6.07	65,200	1,005	6.19	74,912	1,232	6.55
Total earning assets - excluding hedge impact	1,622,466	22,486	5.53	1,500,234	20,447	5.47	1,375,795	22,578	6.53
Net hedge income (expense) on assets		(12)			(104)			(170)
Total earning assets - including hedge impact	1,622,466	22,474	5.52	1,500,234	20,343	5.44	1,375,795	22,408	6.48
Cash and cash equivalents	36,030			33,799			31,356
Other assets, less allowance for loan and lease losses	247,195			220,580			173,414
Total assets	$1,905,691			$1,754,613			$1,580,565

Interest-bearing liabilities
Domestic interest-bearing deposits:
Savings	$32,297	$58	0.72%	$33,164	$64	0.77%	$31,510	$50	0.62%
NOW and money market deposit accounts (2)	278,520	973	1.39	258,104	851	1.33	215,078	1,099	2.03
Consumer CDs and IRAs (2)	218,862	1,765	3.21	178,828	1,535	3.45	165,840	1,797	4.30
Negotiable CDs, public funds and other time deposits (2)	36,039	288	3.18	24,216	193	3.21	17,392	225	5.15
Total domestic interest-bearing deposits	565,718	3,084	2.17	494,312	2,643	2.15	429,820	3,171	2.93
Foreign interest-bearing deposits:
Banks located in foreign countries (2)	36,230	279	3.07	33,777	272	3.25	43,727	566	5.14
Governments and official institutions	11,847	72	2.43	11,789	77	2.62	17,206	218	5.03
Time, savings and other	48,209	334	2.76	55,403	410	2.97	41,868	433	4.09
Total foreign interest-bearing deposits	96,286	685	2.84	100,969	759	3.02	102,801	1,217	4.70
Total interest-bearing deposits	662,004	3,769	2.27	595,281	3,402	2.30	532,621	4,388	3.27
Federal funds purchased, securities sold under agreements to repurchase and other short-term borrowings (2)	465,511	2,938	2.51	444,578	2,980	2.70	409,070	5,560	5.40
Trading account liabilities	77,271	661	3.40	70,546	749	4.27	86,118	906	4.17
Long-term debt (2)	264,934	3,100	4.68	205,194	2,238	4.36	175,265	2,336	5.33
Total interest-bearing liabilities - excluding hedge impact	1,469,720	10,468	2.84	1,315,599	9,369	2.86	1,203,074	13,190	4.36
Net hedge (income) expense on liabilities		86			37			226
Total interest-bearing liabilities - including hedge impact	1,469,720	10,554	2.86	1,315,599	9,406	2.87	1,203,074	13,416	4.43
Noninterest-bearing sources:
Noninterest-bearing deposits	195,841			190,721			169,860
Other liabilities	73,676			86,865			73,144
Shareholders’ equity	166,454			161,428			134,487
Total liabilities and shareholders’ equity	$1,905,691			$1,754,613			$1,580,565
Net interest spread			2.69			2.61			2.17
Impact of noninterest-bearing sources			0.27			0.35			0.55
Net interest income/yield on earning assets - excluding hedge impact		$12,018	2.96%		$11,078	2.96%		$9,388	2.72%
Net impact of hedge income (expense)		(98)	(0.03)		(141)	(0.04)		(396)	(0.11)
Net interest income/yield on earning assets		$11,920	2.93%		$10,937	2.92%		$8,992	2.61%

(1)	This table presents a non-GAAP financial measure. The impact of interest rate risk management derivatives is shown separately. Interest income and interest expense amounts, and the yields and rates have been adjusted. Management believes this presentation is useful to investors because it adjusts for the impact of our hedging decisions and provides a better understanding of our hedging activities. The impact of interest rate risk management derivatives is not material to the average balances presented above.
(2)	The following presents the impact of interest rate risk management derivatives on interest income and interest expense.

Interest income excludes the impact of interest rate risk management contracts, which increased (decreased) interest income on:

	Third Quarter 2008	Second Quarter 2008	Third Quarter 2007
Time deposits placed and other short-term investments	$(4)	$(4)	$(4)
Federal funds sold and securities purchased under agreements to resell	(36)	(67)	(97)
Debt securities	(3)	—	(5)
Commercial - domestic	32	(33)	(13)
Commercial - foreign	—	—	(34)
Other earning assets	(1)	—	(17)

Net hedge income (expense) on assets	$(12)	$(104)	$(170)

Interest expense excludes the impact of interest rate risk management contracts, which increased (decreased) interest expense on:

NOW and money market deposit accounts	$—	$5	$5
Consumer CDs and IRAs	87	111	152
Negotiable CDs, public funds and other time deposits	3	2	2
Banks located in foreign countries	(13)	—	(2)
Federal funds purchased, securities sold under agreements to repurchase and other short-term borrowings	285	107	(41)
Long-term debt	(276)	(188)	110

Net hedge (income) expense on liabilities	$86	$37	$226

Certain prior period amounts have been reclassified to conform to current period presentation.

Information for periods beginning July 1, 2008 includes the Countrywide acquisition; prior periods have not been restated. This information is preliminary and based on company data available at the time of the presentation.	9

Bank of America Corporation and Subsidiaries

Year-to-Date Average Balances and Interest Rates - Fully Taxable-equivalent Basis

(Dollars in millions)

	Nine Months Ended September 30
	2008			2007
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Earning assets
Time deposits placed and other short-term investments	$10,758	$282	3.50%	$14,059	$505	4.80%
Federal funds sold and securities purchased under agreements to resell	135,846	2,920	2.87	157,139	5,974	5.07
Trading account assets	189,579	7,089	4.99	186,137	7,325	5.25
Debt securities (1)	240,347	9,470	5.25	179,589	7,225	5.37
Loans and leases (2):
Residential mortgage	262,478	11,090	5.63	260,469	11,140	5.70
Home equity	129,402	5,623	5.80	94,179	5,342	7.58
Discontinued real estate	7,397	399	7.25	—	—	—
Credit card - domestic	62,784	5,059	10.76	57,148	5,444	12.74
Credit card - foreign	16,297	1,521	12.47	11,694	1,038	11.86
Direct/Indirect consumer (3)	82,242	5,220	8.48	68,281	4,344	8.51
Other consumer (4)	3,908	251	8.58	4,614	318	9.21

Total consumer	564,508	29,163	6.90	496,385	27,626	7.43

Commercial - domestic	218,702	8,812	5.38	168,948	9,180	7.26
Commercial real estate (5)	62,746	2,351	5.00	37,305	2,092	7.50
Commercial lease financing	22,364	557	3.32	19,828	638	4.29
Commercial - foreign	32,254	1,130	4.68	22,696	1,026	6.05

Total commercial	336,066	12,850	5.11	248,777	12,936	6.95

Total loans and leases	900,574	42,013	6.23	745,162	40,562	7.27

Other earning assets	67,513	3,202	6.33	70,091	3,333	6.35

Total earning assets (6)	1,544,617	64,976	5.61	1,352,177	64,924	6.41

Cash and cash equivalents	34,598			32,881
Other assets, less allowance for loan and lease losses	229,550			169,702

Total assets	$1,808,765			$1,554,760

Interest-bearing liabilities
Domestic interest-bearing deposits:
Savings	$32,419	$172	0.71%	$32,436	$138	0.57%
NOW and money market deposit accounts	261,918	2,968	1.51	213,230	3,027	1.90
Consumer CDs and IRAs	195,318	5,569	3.81	162,372	5,638	4.64
Negotiable CDs, public funds and other time deposits	30,838	806	3.49	15,690	554	4.72

Total domestic interest-bearing deposits	520,493	9,515	2.44	423,728	9,357	2.95

Foreign interest-bearing deposits:
Banks located in foreign countries	36,401	938	3.44	42,025	1,617	5.14
Governments and official institutions	12,758	281	2.94	16,529	620	5.01
Time, savings and other	52,211	1,220	3.12	40,587	1,246	4.10

Total foreign interest-bearing deposits	101,370	2,439	3.21	99,141	3,483	4.70

Total interest-bearing deposits	621,863	11,954	2.57	522,869	12,840	3.28

Federal funds purchased, securities sold under agreements to repurchase and other short-term borrowings	454,355	10,452	3.07	414,126	16,369	5.28
Trading account liabilities	76,752	2,250	3.92	83,132	2,619	4.21
Long-term debt	223,017	7,172	4.29	160,895	6,721	5.57

Total interest-bearing liabilities (6)	1,375,987	31,828	3.09	1,181,022	38,549	4.36

Noninterest-bearing sources:
Noninterest-bearing deposits	188,800			172,596
Other liabilities	83,088			67,264
Shareholders’ equity	160,890			133,878

Total liabilities and shareholders’ equity	$1,808,765			$1,554,760

Net interest spread			2.52%			2.05%
Impact of noninterest-bearing sources			0.34			0.55

Net interest income/yield on earning assets		$33,148	2.86%		$26,375	2.60%

(1)	Yields on AFS debt securities are calculated based on fair value rather than historical cost balances. The use of fair value does not have a material impact on net interest yield.
(2)	Nonperforming loans are included in the respective average loan balances. Income on these nonperforming loans is recognized on a cash basis.
(3)	Includes foreign consumer loans of $3.0 billion and $3.9 billion for the nine months ended September 30, 2008 and 2007.
(4)	Includes consumer finance loans of $2.8 billion and $3.2 billion, and other foreign consumer loans of $947 million and $1.2 billion for the nine months ended September 30, 2008 and 2007.
(5)	Includes domestic commercial real estate loans of $61.6 billion and $36.6 billion for the nine months ended September 30, 2008 and 2007.
(6)	Interest income includes the impact of interest rate risk management contracts, which decreased interest income on the underlying assets $219 million and $408 million for the nine months ended September 30, 2008 and 2007. Interest expense includes the impact of interest rate risk management contracts, which increased interest expense on the underlying liabilities $172 million and $612 million for the nine months ended September 30, 2008 and 2007.

Certain prior period amounts have been reclassified to conform to current period presentation.

Information for periods beginning July 1, 2008 includes the Countrywide acquisition; prior periods have not been restated. This information is preliminary and based on company data available at the time of the presentation.	10

Bank of America Corporation and Subsidiaries

Year-to-Date Average Balances and Interest Rates - Fully Taxable-equivalent Basis - Isolating Hedge Income/Expense (1)

(Dollars in millions)

	Nine Months Ended September 30
	2008			2007
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Earning assets
Time deposits placed and other short-term investments (2)	$10,758	$294	3.65%	$14,059	$546	5.19%
Federal funds sold and securities purchased under agreements to resell (2)	135,846	3,093	3.04	157,139	6,277	5.33
Trading account assets	189,579	7,089	4.99	186,137	7,325	5.25
Debt securities (2)	240,347	9,474	5.26	179,589	7,241	5.38
Loans and leases:
Residential mortgage	262,478	11,090	5.63	260,469	11,140	5.70
Home equity	129,402	5,623	5.80	94,179	5,342	7.58
Discontinued real estate	7,397	399	7.25	—	—	—
Credit card - domestic	62,784	5,059	10.76	57,148	5,444	12.74
Credit card - foreign	16,297	1,521	12.47	11,694	1,038	11.86
Direct/Indirect consumer	82,242	5,220	8.48	68,281	4,344	8.51
Other consumer	3,908	251	8.58	4,614	318	9.21
Total consumer	564,508	29,163	6.90	496,385	27,626	7.43
Commercial - domestic (2)	218,702	8,840	5.40	168,948	9,201	7.28
Commercial real estate	62,746	2,351	5.00	37,305	2,092	7.50
Commercial lease financing	22,364	557	3.32	19,828	638	4.29
Commercial - foreign (2)	32,254	1,130	4.68	22,696	1,025	6.04
Total commercial	336,066	12,878	5.12	248,777	12,956	6.96
Total loans and leases	900,574	42,041	6.21	745,162	40,582	7.28
Other earning assets (2)	67,513	3,204	6.33	70,091	3,361	6.41
Total earning assets - excluding hedge impact	1,544,617	65,195	5.62	1,352,177	65,332	6.45
Net hedge income (expense) on assets		(219)			(408)
Total earning assets - including hedge impact	1,544,617	64,976	5.61	1,352,177	64,924	6.41
Cash and cash equivalents	34,598			32,881
Other assets, less allowance for loan and lease losses	229,550			169,702
Total assets	$1,808,765			$1,554,760

Interest-bearing liabilities
Domestic interest-bearing deposits:
Savings	$32,419	$172	0.71%	$32,436	$138	0.57%
NOW and money market deposit accounts (2)	261,918	2,958	1.51	213,230	3,013	1.89
Consumer CDs and IRAs (2)	195,318	5,250	3.59	162,372	5,134	4.23
Negotiable CDs, public funds and other time deposits (2)	30,838	799	3.46	15,690	547	4.67
Total domestic interest-bearing deposits	520,493	9,179	2.36	423,728	8,832	2.79
Foreign interest-bearing deposits:
Banks located in foreign countries (2)	36,401	949	3.48	42,025	1,615	5.14
Governments and official institutions	12,758	281	2.94	16,529	620	5.01
Time, savings and other	52,211	1,220	3.12	40,587	1,246	4.10
Total foreign interest-bearing deposits	101,370	2,450	3.23	99,141	3,481	4.69
Total interest-bearing deposits	621,863	11,629	2.50	522,869	12,313	3.15
Federal funds purchased, securities sold under agreements to repurchase and other short-term borrowings (2)	454,355	10,052	2.95	414,126	16,671	5.38
Trading account liabilities	76,752	2,250	3.92	83,132	2,619	4.21
Long-term debt (2)	223,017	7,725	4.62	160,895	6,334	5.25
Total interest-bearing liabilities - excluding hedge impact	1,375,987	31,656	3.07	1,181,022	37,937	4.29
Net hedge (income) expense on liabilities		172			612
Total interest-bearing liabilities - including hedge impact	1,375,987	31,828	3.09	1,181,022	38,549	4.36
Noninterest-bearing sources:
Noninterest-bearing deposits	188,800			172,596
Other liabilities	83,088			67,264
Shareholders’ equity	160,890			133,878
Total liabilities and shareholders’ equity	$1,808,765			$1,554,760
Net interest spread			2.55			2.16
Impact of noninterest-bearing sources			0.34			0.54
Net interest income/yield on earning assets - excluding hedge impact		$33,539	2.89%		$27,395	2.70%
Net impact of hedge income (expense)		(391)	(0.03)		(1,020)	(0.10)
Net interest income/yield on earning assets		$33,148	2.86%		$26,375	2.60%

(1)	This table presents a non-GAAP financial measure. The impact of interest rate risk management derivatives is shown separately. Interest income and interest expense amounts, and the yields and rates have been adjusted. Management believes this presentation is useful to investors because it adjusts for the impact of our hedging decisions and provides a better understanding of our hedging activities. The impact of interest rate risk management derivatives is not material to the average balances presented above.
(2)	The following presents the impact of interest rate risk management derivatives on interest income and interest expense.

Interest income excludes the impact of interest rate risk management contracts, which increased (decreased) interest income on:

	Nine Months Ended September 30
	2008	2007
Time deposits placed and other short-term investments	$(12)	$(41)
Federal funds sold and securities purchased under agreements to resell	(173)	(303)
Debt securities	(4)	(16)
Commercial - domestic	(28)	(21)
Commercial - foreign	—	1
Other earning assets	(2)	(28)

Net hedge income (expense) on assets	$(219)	$(408)

Interest expense excludes the impact of interest rate risk management contracts, which increased (decreased) interest expense on:

NOW and money market deposit accounts	$10	$14
Consumer CDs and IRAs	319	504
Negotiable CDs, public funds and other time deposits	7	7
Banks located in foreign countries	(11)	2
Federal funds purchased, securities sold under agreements to repurchase and other short-term borrowings	400	(302)
Long-term debt	(553)	387

Net hedge (income) expense on liabilities	$172	$612

Certain prior period amounts have been reclassified to conform to current period presentation.

Information for periods beginning July 1, 2008 includes the Countrywide acquisition; prior periods have not been restated. This information is preliminary and based on company data available at the time of the presentation.	11

Bank of America Corporation and Subsidiaries

Business Segment View

Net Income
Nine Months Ended September 30, 2008

Global Consumer and Small Business Banking 55%
Global Corporate and Investment Banking 41%
Global Wealth and Investment Management 15%
All Other (11)%

Total Revenue, Net of Interest Expense [1, 2]
Nine Months Ended September 30, 2008

Global Consumer and Small Business Banking 73%
Global Corporate and Investment Banking 24%
Global Wealth and Investment Management 10%
All Other (7)%

(1)	Fully taxable-equivalent basis
(2)	Global Consumer and Small Business Banking is presented on a managed basis, specifically Card Services, with a corresponding offset to All Other.

Information for periods beginning July 1, 2008 includes the Countrywide acquisition; prior periods have not been restated. This information is preliminary and based on company data available at the time of the presentation.	12

Bank of America Corporation and Subsidiaries

Global Consumer and Small Business Banking Segment Results (1, 2)

(Dollars in millions; except as noted)

	Nine Months Ended September 30		Third Quarter 2008	Second Quarter 2008	First Quarter 2008	Fourth Quarter 2007	Third Quarter 2007
	2008	2007
Net interest income (3)	$24,636	$21,378	$8,938	$8,018	$7,680	$7,444	$7,257
Noninterest income:
Card income	7,583	7,567	2,296	2,560	2,727	2,627	2,588
Service charges	5,130	4,385	1,822	1,743	1,565	1,623	1,519
Mortgage banking income	2,820	842	1,756	409	655	490	243
Insurance premiums	1,203	662	709	253	241	250	266
All other income	1,120	497	408	208	504	200	202

Total noninterest income	17,856	13,953	6,991	5,173	5,692	5,190	4,818

Total revenue, net of interest expense	42,492	35,331	15,929	13,191	13,372	12,634	12,075

Provision for credit losses (4)	19,655	8,626	6,655	6,545	6,455	4,296	3,122
Noninterest expense	17,820	14,793	7,275	5,363	5,182	5,578	5,281

Income before income taxes	5,017	11,912	1,999	1,283	1,735	2,760	3,672
Income tax expense (3)	1,849	4,393	765	452	632	862	1,359

Net income	$3,168	$7,519	$1,234	$831	$1,103	$1,898	$2,313

Net interest yield (3)	8.41%	8.11%	8.28%	8.52%	8.32%	7.92%	8.20%
Return on average equity	5.98	16.26	6.19	5.00	6.72	11.23	14.74
Efficiency ratio (3)	41.94	41.87	45.68	40.66	38.75	44.15	43.74

Balance sheet (2)

Average
Total loans and leases	$374,494	$319,123	$393,373	$367,839	$362,062	$352,167	$331,674
Total earning assets (5)	391,432	352,239	429,440	378,278	371,227	372,902	351,218
Total assets (5)	457,419	403,705	509,139	436,643	430,996	428,324	401,004
Total deposits	362,387	326,528	397,073	344,061	345,647	342,926	323,282
Allocated equity	70,747	61,837	79,261	66,872	66,015	67,031	62,264

Period end
Total loans and leases	$392,219	$337,792	$392,219	$364,608	$363,355	$359,008	$337,792
Total earning assets (5)	445,682	355,389	445,682	375,421	379,988	381,205	355,389
Total assets (5)	506,154	402,773	506,154	429,441	439,732	445,246	402,773
Total deposits	400,122	322,697	400,122	341,924	352,058	346,908	322,697

Period end (in billions)
Mortgage servicing portfolio (6)	$2,012.1	$483.5	$2,012.1	$540.8	$529.7	$516.9	$483.5

(1)	Global Consumer and Small Business Banking has three primary businesses: Deposits and Student Lending, Card Services, and Mortgage, Home Equity and Insurance Services. Deposits and Student Lending includes the results of ALM activities.
(2)	Presented on a managed basis, specifically Card Services. (See Exhibit A: Non-GAAP Reconciliations - Global Consumer and Small Business Banking - Reconciliation on page 46).
(3)	Fully taxable-equivalent basis
(4)	Represents provision for credit losses on held loans combined with realized credit losses associated with the securitized loan portfolio.
(5)	Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits).
(6)	Servicing of residential, home equity and discontinued real estate mortgage loans.

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

Information for periods beginning July 1, 2008 includes the Countrywide acquisition; prior periods have not been restated. This information is preliminary and based on company data available at the time of the presentation.	13

Bank of America Corporation and Subsidiaries

Global Consumer and Small Business Banking Business Results

(Dollars in millions)

	Three Months Ended September 30, 2008
	Total (1)	Deposits and Student Lending (2)	Card Services (1)	Mortgage, Home Equity and Insurance Services
Net interest income (3)	$ 8,938	$ 2,997	$ 4,831	$ 1,110
Noninterest income:
Card income	2,296	616	1,679	1
Service charges	1,822	1,821	—	1
Mortgage banking income	1,756	—	—	1,756
Insurance premiums	709	—	139	570
All other income	408	8	394	6

Total noninterest income	6,991	2,445	2,212	2,334

Total revenue, net of interest expense	15,929	5,442	7,043	3,444

Provision for credit losses (4)	6,655	239	5,462	954
Noninterest expense	7,275	2,362	2,161	2,752

Income (loss) before income taxes	1,999	2,841	(580)	(262)
Income tax expense (benefit) (3)	765	1,072	(207)	(100)

Net income (loss)	$ 1,234	$ 1,769	$ (373)	$ (162)

Net interest yield (3)	8.28%	3.20%	8.25%	2.57%
Return on average equity	6.19	35.87	(3.57)	(3.57)
Efficiency ratio (3)	45.68	43.41	30.68	79.92
Average - total loans and leases	$393,373	n/m	$232,578	$145,561
Average - total deposits	397,073	$379,298	n/m	n/m
Period end - total assets (5)	506,154	397,801	253,671	203,936

	Three Months Ended June 30, 2008
	Total (1)	Deposits and Student Lending (2)	Card Services (1)	Mortgage, Home Equity and Insurance Services
Net interest income (3)	$ 8,018	$ 2,696	$ 4,650	$ 672
Noninterest income:
Card income	2,560	618	1,941	1
Service charges	1,743	1,742	—	1
Mortgage banking income	409	—	—	409
Insurance premiums	253	—	141	112
All other income	208	31	60	117

Total noninterest income	5,173	2,391	2,142	640

Total revenue, net of interest expense	13,191	5,087	6,792	1,312

Provision for credit losses (4)	6,545	283	4,065	2,197
Noninterest expense	5,363	2,523	2,114	726

Income (loss) before income taxes	1,283	2,281	613	(1,611)
Income tax expense (benefit) (3)	452	828	190	(566)

Net income (loss)	$ 831	$ 1,453	$ 423	$ (1,045)

Net interest yield (3)	8.52%	3.24%	8.06%	2.05%
Return on average equity	5.00	29.08	4.10	(80.03)
Efficiency ratio (3)	40.66	49.59	31.12	55.35
Average - total loans and leases	$367,839	n/m	$231,492	$121,545
Average - total deposits	344,061	$337,485	n/m	n/m
Period end - total assets (5)	429,441	361,367	259,986	129,765

	Three Months Ended September 30, 2007
	Total (1)	Deposits and Student Lending (2)	Card Services (1)	Mortgage, Home Equity and Insurance Services
Net interest income (3)	$ 7,257	$ 2,563	$ 4,128	$ 566
Noninterest income:
Card income	2,588	551	2,035	2
Service charges	1,519	1,518	—	1
Mortgage banking income	243	—	—	243
Insurance premiums	266	—	179	87
All other income	202	37	139	26

Total noninterest income	4,818	2,106	2,353	359

Total revenue, net of interest expense	12,075	4,669	6,481	925

Provision for credit losses (4)	3,122	184	2,741	197
Noninterest expense	5,281	2,480	2,113	688

Income before income taxes	3,672	2,005	1,627	40
Income tax expense (3)	1,359	759	590	10

Net income	$ 2,313	$ 1,246	$ 1,037	$30

Net interest yield (3)	8.20%	3.14%	7.77%	1.94%
Return on average equity	14.74	26.93	10.39	2.74
Efficiency ratio (3)	43.74	53.11	32.61	74.40
Average - total loans and leases	$331,674	n/m	$210,168	$108,571
Average - total deposits	323,282	$317,128	n/m	n/m
Period end - total assets (5)	402,773	341,615	243,988	124,069

(1)	Presented on a managed basis, specifically Card Services.
(2)	For the three months ended September 30, 2008, June 30, 2008 and September 30, 2007, a total of $3.3 billion, $5.6 billion and $2.6 billion of deposits were migrated from Global Consumer and Small Business Banking to Global Wealth and Investment Management.
(3)	Fully taxable-equivalent basis
(4)	Represents provision for credit losses on held loans combined with realized credit losses associated with the securitized loan portfolio.
(5)	Total assets include asset allocations to match liabilities (i.e., deposits).

n/m = not meaningful

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

Information for periods beginning July 1, 2008 includes the Countrywide acquisition; prior periods have not been restated. This information is preliminary and based on company data available at the time of the presentation.	14

Bank of America Corporation and Subsidiaries

Global Consumer and Small Business Banking Business Results

(Dollars in millions)

	Nine Months Ended September 30, 2008
	Total (1)	Deposits and Student Lending (2)	Card Services (1)	Mortgage, Home Equity and Insurance Services
Net interest income (3)	$ 24,636	$ 8,258	$ 13,977	$ 2,401
Noninterest income:
Card income	7,583	1,795	5,783	5
Service charges	5,130	5,127	—	3
Mortgage banking income	2,820	—	—	2,820
Insurance premiums	1,203	—	432	771
All other income	1,120	47	924	149

Total noninterest income	17,856	6,969	7,139	3,748

Total revenue, net of interest expense	42,492	15,227	21,116	6,149

Provision for credit losses (4)	19,655	772	13,834	5,049
Noninterest expense	17,820	7,409	6,198	4,213

Income (loss) before income taxes	5,017	7,046	1,084	(3,113)
Income tax expense (benefit) (3)	1,849	2,608	359	(1,118)

Net income (loss)	$ 3,168	$ 4,438	$ 725	$ (1,995)

Net interest yield (3)	8.41%	3.17%	8.09%	2.23%
Return on average equity	5.98	29.56	2.34	(28.53)
Efficiency ratio (3)	41.94	48.66	29.35	68.53
Average - total loans and leases	$374,494	n/m	$230,423	$129,106
Average - total deposits	362,387	$352,258	n/m	n/m
Period end - total assets (5)	506,154	397,801	253,671	203,936

	Nine Months Ended September 30, 2007
	Total (1)	Deposits and Student Lending (2)	Card Services (1)	Mortgage, Home Equity and Insurance Services
Net interest income (3)	$ 21,378	$ 7,768	$ 11,996	$ 1,614
Noninterest income:
Card income	7,567	1,590	5,972	5
Service charges	4,385	4,382	(1)	4
Mortgage banking income	842	—	—	842
Insurance premiums	662	—	411	251
All other income	497	88	348	61

Total noninterest income	13,953	6,060	6,730	1,163

Total revenue, net of interest expense	35,331	13,828	18,726	2,777

Provision for credit losses (4)	8,626	380	7,891	355
Noninterest expense	14,793	6,989	5,968	1,836

Income before income taxes	11,912	6,459	4,867	586
Income tax expense (3)	4,393	2,404	1,775	214

Net income	$ 7,519	$ 4,055	$ 3,092	$ 372

Net interest yield (3)	8.11%	3.18%	7.83%	2.00%
Return on average equity	16.26	28.82	10.57	12.66
Efficiency ratio (3)	41.87	50.55	31.87	66.09
Average - total loans and leases	$319,123	n/m	$204,209	$102,042
Average - total deposits	326,528	$320,515	n/m	n/m
Period end - total assets (5)	402,773	341,615	243,988	124,069

(1)	Presented on a managed basis, specifically Card Services.
(2)	For the nine months ended September 30, 2008 and 2007, a total of $15.9 billion and $9.0 billion of deposits were migrated from Global Consumer and Small Business Banking to Global Wealth and Investment Management.
(3)	Fully taxable-equivalent basis
(4)	Represents provision for credit losses on held loans combined with realized credit losses associated with the securitized loan portfolio.
(5)	Total assets include asset allocations to match liabilities (i.e., deposits).

n/m = not meaningful

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

Information for periods beginning July 1, 2008 includes the Countrywide acquisition; prior periods have not been restated. This information is preliminary and based on company data available at the time of the presentation.	15

Bank of America Corporation and Subsidiaries

Global Consumer and Small Business Banking - Key Indicators

(Dollars in millions; except as noted)

	Nine Months Ended September 30				Third Quarter 2008		Second Quarter 2008		First Quarter 2008		Fourth Quarter 2007		Third Quarter 2007
	2008		2007
Deposits and Student Lending Key Indicators
Average deposit balances
Checking	$126,621		$125,003		$125,823		$128,221		$125,829		$124,811		$122,653
Savings	29,437		29,461		29,392		30,092		28,828		28,959		28,566
MMS	72,195		62,620		80,362		69,771		66,360		64,722		60,991
CD’s & IRA’s	120,686		100,221		139,808		106,215		115,824		115,117		101,418
Foreign and other	2,526		2,487		3,117		2,394		2,063		3,002		2,712

Total average deposit balances	$351,465		$319,792		$378,502		$336,693		$338,904		$336,611		$316,340

Total balances migrated to Premier Banking and Investments	$15,934		$8,968		$3,272		$5,631		$7,031		$2,443		$2,560

Deposit spreads (excludes noninterest costs)
Checking	4.22%		4.27%		4.23%		4.15%		4.29%		4.31%		4.30%
Savings	3.80		3.73		3.80		3.70		3.89		3.77		3.71
MMS	1.39		3.41		1.15		1.30		1.54		2.83		3.43
CD’s & IRA’s	0.43		1.10		0.14		0.40		0.53		0.89		1.06
Foreign and other	4.48		4.33		4.52		4.47		4.44		4.38		4.32
Total deposit spreads	2.34		3.04		2.01		2.31		2.41		2.79		3.02

Net new retail checking (units in thousands)	2,054		1,961		823		674		557		343		757

Debit purchase volumes	$157,603		$138,320		$53,263		$54,274		$50,066		$51,133		$47,329

Online banking (end of period)
Active accounts (units in thousands)	28,636		23,057		28,636		25,299		24,949		23,791		23,057
Active billpay accounts (units in thousands)	15,732		11,928		15,732		13,269		13,081		12,552		11,928

Card Services Key Indicators
Managed credit card data (1)
Gross interest yield	11.63%		12.73%		11.52%		11.44%		11.94%		12.48%		12.74%
Risk adjusted margin (1)	6.69		7.68		6.75		6.39		6.92		7.74		7.95
Loss rates	5.85		4.81		6.40		5.96		5.19		4.75		4.67
Average outstandings	$185,258		$169,005		$186,408		$185,659		$183,694		$178,411		$172,002
Ending outstandings	183,398		173,770		183,398		187,162		183,758		183,691		173,770
New account growth (in thousands)	7,051		8,260		1,766		2,670		2,615		3,509		2,895
Purchase volumes	$186,940		$183,965		$62,662		$64,457		$59,821		$68,380		$63,494
Delinquencies:
30 Day	5.89%		5.24%		5.89%		5.53%		5.61%		5.45%		5.24%
90 Day	2.88		2.48		2.88		2.82		2.83		2.66		2.48

Mortgage, Home Equity and Insurance Services Key Indicators
Mortgage servicing rights at fair value rollforward:
Beginning balance	$3,053		$2,869		$4,250		$3,163		$3,053		$3,179		$3,269
Countrywide balance, July 1, 2008	17,188		—		17,188		—		—		—		—
Additions	1,910		539		875		669		366		253		271
Impact of customer payments	(1,855)		(554)		(1,425)		(233)		(197)		(212)		(187)
Other changes in MSR	515		325		(77)		651		(59)		(167)		(174)

Ending balance	$20,811		$3,179		$20,811		$4,250		$3,163		$3,053		$3,179

Capitalized mortgage servicing rights (% of loans serviced)	126	bps	130	bps	126	bps	145	bps	118	bps	118	bps	130	bps
Mortgage loans serviced for investors (in billions)	$1,654		$245		$1,654		$292		$268		$259		$245

Global Consumer and Small Business Banking
Mortgage production	$86,184		$70,934		$49,625		$18,515		$18,044		$22,370		$24,533
Home equity production	28,078		53,224		5,260		8,997		13,821		16,001		17,352

Total Corporation
Mortgage production	95,899		79,551		51,539		22,438		21,922		24,834		26,930
Home equity production	35,164		64,884		7,023		11,500		16,641		19,299		21,105

(1)	Credit Card includes U.S. Consumer Card, foreign and U.S. Government card. Does not include Business Credit Card.

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

Information for periods beginning July 1, 2008 includes the Countrywide acquisition; prior periods have not been restated. This information is preliminary and based on company data available at the time of the presentation.	16

Bank of America Corporation and Subsidiaries

E-Commerce & BankofAmerica.com

Bank of America has the largest active online banking customer base with 28.6 million subscribers.

Bank of America uses a strict Active User standard—customers must have used our online services within the last 90 days.

15.7 million active bill pay users paid $83.4 billion worth of bills this quarter. The number of customers who sign up and use Bank of America’s Bill Pay Service continues to far surpass that of any other financial institution.

Currently, approximately 407 companies are presenting 38.0 million e-bills per quarter.

Certain prior period amounts have been reclassified to conform to the current period presentation.

Information for periods beginning July 1, 2008 includes the Countrywide acquisition; prior periods have not been restated. This information is preliminary and based on company data available at the time of the presentation.	17

Bank of America Corporation and Subsidiaries

Credit Card Data (1)

(Dollars in millions)

	Nine Months Ended September 30		Third Quarter 2008	Second Quarter 2008	First Quarter 2008	Fourth Quarter 2007	Third Quarter 2007
	2008	2007
Loans
Period end
Held credit card outstandings	$81,350	$71,702	$81,350	$78,642	$75,911	$80,724	$71,702
Securitization impact	102,048	102,068	102,048	108,520	107,847	102,967	102,068

Managed credit card outstandings	$183,398	$173,770	$183,398	$187,162	$183,758	$183,691	$173,770

Average
Held credit card outstandings	$79,081	$68,842	$80,489	$78,221	$78,518	$74,392	$69,486
Securitization impact	106,177	100,163	105,919	107,438	105,176	104,019	102,516

Managed credit card outstandings	$185,258	$169,005	$186,408	$185,659	$183,694	$178,411	$172,002

Credit Quality
Charge-Offs $
Held net charge-offs	$3,306	$2,595	$1,242	$1,108	$956	$846	$808
Securitization impact	4,813	3,481	1,754	1,643	1,416	1,292	1,216

Managed credit card net losses	$8,119	$6,076	$2,996	$2,751	$2,372	$2,138	$2,024

Charge-Offs %
Held net charge-offs	5.58%	5.04%	6.14%	5.69%	4.90%	4.51%	4.61%
Securitization impact	0.27	(0.23)	0.26	0.27	0.29	0.24	0.06

Managed credit card net losses	5.85%	4.81%	6.40%	5.96%	5.19%	4.75%	4.67%

30+ Delinquency $
Held delinquency	$4,675	$3,727	$4,675	$4,121	$4,017	$4,298	$3,727
Securitization impact	6,126	5,381	6,126	6,226	6,288	5,710	5,381

Managed delinquency	$10,801	$9,108	$10,801	$10,347	$10,305	$10,008	$9,108

30+ Delinquency %
Held delinquency	5.75%	5.20%	5.75%	5.24%	5.29%	5.32%	5.20%
Securitization impact	0.14	0.04	0.14	0.29	0.32	0.13	0.04

Managed delinquency	5.89%	5.24%	5.89%	5.53%	5.61%	5.45%	5.24%

90+ Delinquency $
Held delinquency	$2,330	$1,788	$2,330	$2,109	$2,055	$2,127	$1,788
Securitization impact	2,958	2,514	2,958	3,169	3,137	2,757	2,514

Managed delinquency	$5,288	$4,302	$5,288	$5,278	$5,192	$4,884	$4,302

90+ Delinquency %
Held delinquency	2.87%	2.49%	2.87%	2.68%	2.71%	2.63%	2.49%
Securitization impact	0.01	(0.01)	0.01	0.14	0.12	0.03	(0.01)

Managed delinquency	2.88%	2.48%	2.88%	2.82%	2.83%	2.66%	2.48%

(1)	Credit Card includes U.S. Consumer Card, foreign and U.S. Government card. Does not include Business Credit Card.

Certain prior period amounts have been reclassified to conform to the current period presentation.

Information for periods beginning July 1, 2008 includes the Countrywide acquisition; prior periods have not been restated. This information is preliminary and based on company data available at the time of the presentation.	18

Bank of America Corporation and Subsidiaries

Mass Market Small Business Banking Results: Relationship View

(Dollars in millions)

	Three Months Ended September 30, 2008 (1)
	Total	Global Consumer and Small Business Banking	Other (2)
Net interest income (3)	$ 953	$ 933	$20
Noninterest income	642	568	74

Total revenue, net of interest expense	1,595	1,501	94

Provision for credit losses	729	717	12
Noninterest expense	550	505	45

Income before income taxes	316	279	37
Income tax expense (3)	117	104	13

Net income	$ 199	$ 175	$24

	Three Months Ended June 30, 2008 (1)
	Total	Global Consumer and Small Business Banking	Other (2)
Net interest income (3)	$ 935	$ 916	$19
Noninterest income	647	569	78

Total revenue, net of interest expense	1,582	1,485	97

Provision for credit losses	608	598	10
Noninterest expense	552	501	51

Income before income taxes	422	386	36
Income tax expense (3)	156	142	14

Net income	$ 266	$ 244	$22

	Three Months Ended September 30, 2007
	Total	Global Consumer and Small Business Banking	Other (2)
Net interest income (3)	$ 898	$ 882	$16
Noninterest income	593	517	76

Total revenue, net of interest expense	1,491	1,399	92

Provision for credit losses	532	527	5
Noninterest expense	505	473	32

Income before income taxes	454	399	55
Income tax expense (3)	169	148	21

Net income	$ 285	$ 251	$34

(1)	Includes Small Business and Business Banking results of LaSalle Bank Corporation beginning on October 1, 2007.
(2)	Includes Mass Market Small Business Banking results within Global Corporate and Investment Banking and Global Wealth and Investment Management.
(3)	Fully taxable-equivalent basis

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

Information for periods beginning July 1, 2008 includes the Countrywide acquisition; prior periods have not been restated. This information is preliminary and based on company data available at the time of the presentation.	19

Bank of America Corporation and Subsidiaries

Mass Market Small Business Banking Results: Relationship View

(Dollars in millions)

	Nine Months Ended September 30, 2008 (1)
	Total	Global Consumer and Small Business Banking	Other (2)
Net interest income (3)	$2,815	$2,758	$ 57
Noninterest income	1,887	1,662	225

Total revenue, net of interest expense	4,702	4,420	282

Provision for credit losses	2,441	2,409	32
Noninterest expense	1,647	1,501	146

Income before income taxes	614	510	104
Income tax expense (3)	227	189	38

Net income	$ 387	$ 321	$ 66

	Nine Months Ended September 30, 2007
	Total	Global Consumer and Small Business Banking	Other (2)
Net interest income (3)	$2,601	$2,556	$ 45
Noninterest income	1,709	1,488	221

Total revenue, net of interest expense	4,310	4,044	266

Provision for credit losses	1,312	1,296	16
Noninterest expense	1,511	1,378	133

Income before income taxes	1,487	1,370	117
Income tax expense (3)	549	507	42

Net income	$ 938	$ 863	$ 75

(1)	Includes Small Business and Business Banking results of LaSalle Bank Corporation beginning on October 1, 2007.
(2)	Includes Mass Market Small Business Banking results within Global Corporate and Investment Banking and Global Wealth and Investment Management.
(3)	Fully taxable-equivalent basis

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

Information for periods beginning July 1, 2008 includes the Countrywide acquisition; prior periods have not been restated. This information is preliminary and based on company data available at the time of the presentation.	20

Bank of America Corporation and Subsidiaries

Global Corporate and Investment Banking Segment Results (1)

(Dollars in millions)

	Nine Months Ended September 30		Third Quarter 2008	Second Quarter 2008	First Quarter 2008	Fourth Quarter 2007	Third Quarter 2007
	2008	2007
Net interest income (2)	$ 11,540	$ 7,709	$ 4,124	$ 3,822	$ 3,594	$ 3,417	$ 2,713
Noninterest income:
Service charges	2,503	2,010	858	856	789	761	673
Investment and brokerage services	674	690	218	211	245	223	236
Investment banking income	1,922	1,960	491	766	665	576	436
Trading account profits (losses)	(1,814)	456	(393)	369	(1,790)	(5,376)	(1,376)
All other income (loss)	(1,169)	1,460	(761)	(68)	(340)	(315)	237

Total noninterest income	2,116	6,576	413	2,134	(431)	(4,131)	206

Total revenue, net of interest expense	13,656	14,285	4,537	5,956	3,163	(714)	2,919

Provision for credit losses	1,665	384	779	361	525	274	227
Noninterest expense	8,152	8,746	2,907	2,793	2,452	3,452	2,538

Income (loss) before income taxes	3,839	5,155	851	2,802	186	(4,440)	154
Income tax expense (benefit) (2)	1,441	1,914	318	1,053	70	(1,657)	64

Net income (loss)	$ 2,398	$ 3,241	$ 533	$ 1,749	$ 116	$ (2,783)	$ 90

Net interest yield (2)	2.17%	1.56%	2.31%	2.19%	2.00%	1.88%	1.62%
Return on average equity	5.29	10.19	3.43	11.59	0.79	(20.61)	0.81
Efficiency ratio (2)	59.69	61.23	64.07	46.90	77.51	n/m	86.96

Balance sheet

Average
Total loans and leases	$335,328	$256,899	$342,494	$336,328	$327,083	$327,622	$268,294
Total trading-related assets	349,683	364,843	350,063	337,058	361,923	354,336	356,867
Total market-based earning assets (3)	385,517	414,363	377,630	375,274	403,733	407,315	407,066
Total earning assets (4)	710,997	662,599	710,004	701,834	721,165	720,587	663,720
Total assets (4)	824,788	752,860	821,444	816,065	836,895	825,697	758,281
Total deposits	235,671	214,553	237,935	233,788	235,264	235,730	216,715
Allocated equity	60,499	42,529	61,792	60,718	58,973	53,558	44,027

Period end
Total loans and leases	$339,645	$276,143	$339,645	$346,046	$328,083	$326,042	$276,143
Total trading-related assets	277,442	333,107	277,442	303,423	317,256	308,316	333,107
Total market-based earning assets (3)	289,918	375,100	289,918	335,207	347,877	360,276	375,100
Total earning assets (4)	633,976	637,512	633,976	669,774	671,279	675,407	637,512
Total assets (4)	753,495	739,427	753,495	780,504	793,993	778,158	739,427
Total deposits	244,304	210,656	244,304	227,993	233,220	246,242	210,656

(1)	Global Corporate and Investment Banking has three primary businesses: Business Lending, Capital Markets and Advisory Services, and Treasury Services. In addition, ALM/Other includes the results of ALM activities and other Global Corporate and Investment Banking activities.
(2)	Fully taxable-equivalent basis
(3)	Total market-based earning assets represents earning assets included in the Capital Markets and Advisory Services business but excludes loans that are accounted for at fair value in accordance with SFAS 159.
(4)	Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits).
n/m	= not meaningful

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

Information for periods beginning July 1, 2008 includes the Countrywide acquisition; prior periods have not been restated. This information is preliminary and based on company data available at the time of the presentation.	21

Bank of America Corporation and Subsidiaries

Global Corporate and Investment Banking Business Results

(Dollars in millions)

	Three Months Ended September 30, 2008
	Total	Business Lending	Capital Markets and Advisory Services (1)	Treasury Services	ALM/ Other
Net interest income (2)	$4,124	$1,542	$ 1,471	$912	$199
Noninterest income:
Service charges	858	171	37	650	—
Investment and brokerage services	218	—	209	9	—
Investment banking income	491	—	491	—	—
Trading account profits (losses)	(393)	40	(450)	19	(2)
All other income (loss)	(761)	176	(1,486)	295	254

Total noninterest income	413	387	(1,199)	973	252

Total revenue, net of interest expense	4,537	1,929	272	1,885	451

Provision for credit losses	779	780	33	19	(53)
Noninterest expense	2,907	546	1,340	982	39

Income (loss) before income taxes	851	603	(1,101)	884	465
Income tax expense (benefit) (2)	318	229	(408)	327	170

Net income (loss)	$533	$374	$ (693)	$557	$295

Net interest yield (2)	2.31%	1.93%	n/m	2.20%	n/m
Return on average equity	3.43	6.39	(14.13)%	26.63	n/m
Efficiency ratio (2)	64.07	28.31	n/m	52.14	n/m
Average - total loans and leases	$342,494	$313,367	$ 21,676	$7,429	n/m
Average - total deposits	237,935	n/m	57,227	180,392	n/m
Period end - total assets (3)	753,495	333,552	356,527	207,168	n/m

	Three Months Ended June 30, 2008
	Total	Business Lending	Capital Markets and Advisory Services (1)	Treasury Services	ALM/ Other
Net interest income (2)	$3,822	$1,456	$ 1,394	$856	$116
Noninterest income:
Service charges	856	156	31	669	—
Investment and brokerage services	211	—	200	11	—
Investment banking income	766	—	766	—	—
Trading account profits	369	151	199	19	—
All other income (loss)	(68)	266	(638)	303	1

Total noninterest income	2,134	573	558	1,002	1

Total revenue, net of interest expense	5,956	2,029	1,952	1,858	117

Provision for credit losses	361	398	(38)	3	(2)
Noninterest expense	2,793	541	1,282	917	53

Income before income taxes	2,802	1,090	708	938	66
Income tax expense (2)	1,053	424	259	347	23

Net income	$1,749	$666	$ 449	$591	$43

Net interest yield (2)	2.19%	1.88%	n/m	2.09%	n/m
Return on average equity	11.59	12.04	9.13%	29.42	n/m
Efficiency ratio (2)	46.90	26.60	65.71	49.34	n/m
Average - total loans and leases	$336,328	$308,092	$ 21,042	$7,187	n/m
Average - total deposits	233,788	n/m	57,981	175,437	n/m
Period end - total assets (3)	780,504	322,535	393,570	194,769	n/m

	Three Months Ended September 30, 2007
	Total	Business Lending	Capital Markets and Advisory Services (1)	Treasury Services	ALM/ Other
Net interest income (2)	$2,713	$1,073	$ 811	$928	$(99)
Noninterest income:
Service charges	673	115	36	522	—
Investment and brokerage services	236	—	225	11	—
Investment banking income	436	—	436	—	—
Trading account profits (losses)	(1,376)	(45)	(1,349)	18	—
All other income (loss)	237	214	(277)	271	29

Total noninterest income	206	284	(929)	822	29

Total revenue, net of interest expense	2,919	1,357	(118)	1,750	(70)

Provision for credit losses	227	238	(4)	(8)	1
Noninterest expense	2,538	552	1,083	865	38

Income (loss) before income taxes	154	567	(1,197)	893	(109)
Income tax expense (benefit) (2)	64	215	(441)	330	(40)

Net income (loss)	$90	$352	$ (756)	$563	$(69)

Net interest yield (2)	1.62%	1.75%	n/m	2.77%	n/m
Return on average equity	0.81	9.02	(21.91)%	28.08	n/m
Efficiency ratio (2)	86.96	40.66	n/m	49.38	n/m
Average - total loans and leases	$268,294	$239,376	$ 22,720	$6,179	n/m
Average - total deposits	216,715	n/m	66,850	149,704	n/m
Period end - total assets (3)	739,427	253,231	431,506	155,919	n/m

(1)	Includes $23 million, $25 million and $22 million of net interest income on loans for which the fair value option has been elected and is not considered market-based income for the three months ended September 30, 2008, June 30, 2008 and September 30, 2007.
(2)	Fully taxable-equivalent basis
(3)	Total assets include asset allocations to match liabilities (i.e., deposits).

n/m = not meaningful

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

Information for periods beginning July 1, 2008 includes the Countrywide acquisition; prior periods have not been restated. This information is preliminary and based on company data available at the time of the presentation.	22

Bank of America Corporation and Subsidiaries

Global Corporate and Investment Banking Business Results

(Dollars in millions)

	Nine Months Ended September 30, 2008
	Total	Business Lending	Capital Markets and Advisory Services (1)	Treasury Services	ALM/ Other
Net interest income (2)	$11,540	$4,439	$ 4,200	$2,601	$300
Noninterest income:
Service charges	2,503	464	101	1,938	—
Investment and brokerage services	674	—	643	31	—
Investment banking income	1,922	—	1,922	—	—
Trading account profits (losses)	(1,814)	(7)	(1,871)	56	8
All other income (loss)	(1,169)	701	(3,388)	1,242	276

Total noninterest income	2,116	1,158	(2,593)	3,267	284

Total revenue, net of interest expense	13,656	5,597	1,607	5,868	584

Provision for credit losses	1,665	1,701	(6)	24	(54)
Noninterest expense	8,152	1,620	3,751	2,687	94

Income (loss) before income taxes	3,839	2,276	(2,138)	3,157	544
Income tax expense (benefit) (2)	1,441	870	(795)	1,168	198

Net income (loss)	$2,398	$1,406	$ (1,343)	$1,989	$346

Net interest yield (2)	2.17%	1.91%	n/m	2.19%	n/m
Return on average equity	5.29	8.44	(9.34)%	32.73	n/m
Efficiency ratio (2)	59.69	28.93	n/m	45.79	n/m
Average - total loans and leases	$335,328	$306,765	$ 21,292	$7,250	n/m
Average - total deposits	235,671	n/m	61,221	174,133	n/m
Period end - total assets (3)	753,495	333,552	356,527	207,168	n/m

	Nine Months Ended September 30, 2007
	Total	Business Lending	Capital Markets and Advisory Services (1)	Treasury Services	ALM/ Other
Net interest income (2)	$7,709	$3,224	$ 1,952	$2,797	$(264)
Noninterest income:
Service charges	2,010	363	99	1,548	—
Investment and brokerage services	690	1	658	31	—
Investment banking income	1,960	—	1,960	—	—
Trading account profits (losses)	456	(42)	452	46	—
All other income (loss)	1,460	632	(83)	796	115

Total noninterest income	6,576	954	3,086	2,421	115

Total revenue, net of interest expense	14,285	4,178	5,038	5,218	(149)

Provision for credit losses	384	373	6	6	(1)
Noninterest expense	8,746	1,593	4,398	2,590	165

Income (loss) before income taxes	5,155	2,212	634	2,622	(313)
Income tax expense (benefit) (2)	1,914	823	236	970	(115)

Net income (loss)	$3,241	$1,389	$ 398	$1,652	$(198)

Net interest yield (2)	1.56%	1.82%	n/m	2.78%	n/m
Return on average equity	10.19	12.42	4.25%	28.22	n/m
Efficiency ratio (2)	61.23	38.18	87.30	49.63	n/m
Average - total loans and leases	$256,899	$232,859	$ 18,508	$5,581	n/m
Average - total deposits	214,553	n/m	64,385	149,944	n/m
Period end - total assets (3)	739,427	253,231	431,506	155,919	n/m

(1)	Includes $75 million and $44 million of net interest income on loans for which the fair value option has been elected and is not considered market-based income for the nine months ended September 30, 2008 and 2007.
(2)	Fully taxable-equivalent basis
(3)	Total assets include asset allocations to match liabilities (i.e., deposits).
n/m	= not meaningful

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

Information for periods beginning July 1, 2008 includes the Countrywide acquisition; prior periods have not been restated. This information is preliminary and based on company data available at the time of the presentation.	23

Bank of America Corporation and Subsidiaries

Global Corporate and Investment Banking Business Results: Customer Relationship View

(Dollars in millions)

	Three Months Ended September 30, 2008
	Total	Commercial	Corporate and Investment Bank	Other
Net interest income (1)	$ 4,124	$ 2,219	$ 2,070	$(165)
Noninterest income:
Service charges	858	487	371	—
Investment and brokerage services	218	6	212	—
Investment banking income	491	19	472	—
Trading account profits (losses)	(393)	54	(447)	—
All other income (loss)	(761)	384	(1,400)	255

Total noninterest income	413	950	(792)	255

Total revenue, net of interest expense	4,537	3,169	1,278	90

Provision for credit losses	779	692	143	(56)
Noninterest expense	2,907	1,020	1,831	56

Income (loss) before income taxes	851	1,457	(696)	90
Income tax expense (benefit) (1)	318	545	(258)	31

Net income (loss)	$ 533	$ 912	$ (438)	$ 59

Net interest yield (1)	2.31%	3.36%	1.84%	n/m
Return on average equity	3.43	14.76	(6.42)	n/m
Efficiency ratio (1)	64.07	32.19	n/m	n/m
Average - total loans and leases	$342,494	$257,986	$ 84,483	n/m
Average - total deposits	237,935	106,929	130,991	n/m
Period end - total assets (2)	753,495	285,939	442,095	n/m

	Three Months Ended June 30, 2008
	Total	Commercial	Corporate and Investment Bank	Other
Net interest income (1)	$ 3,822	$ 2,086	$ 1,898	$(162)
Noninterest income:
Service charges	856	498	358	—
Investment and brokerage services	211	7	204	—
Investment banking income	766	22	744	—
Trading account profits	369	96	273	—
All other income (loss)	(68)	587	(661)	6

Total noninterest income	2,134	1,210	918	6

Total revenue, net of interest expense	5,956	3,296	2,816	(156)

Provision for credit losses	361	415	(66)	12
Noninterest expense	2,793	974	1,750	69

Income (loss) before income taxes	2,802	1,907	1,132	(237)
Income tax expense (benefit) (1)	1,053	727	415	(89)

Net income (loss)	$ 1,749	$ 1,180	$ 717	$(148)

Net interest yield (1)	2.19%	3.22%	1.73%	n/m
Return on average equity	11.59	20.13	10.86	n/m
Efficiency ratio (1)	46.90	29.53	62.19	n/m
Average - total loans and leases	$336,328	$256,160	$ 80,150	n/m
Average - total deposits	233,788	107,729	126,002	n/m
Period end - total assets (2)	780,504	282,276	472,509	n/m

	Three Months Ended September 30, 2007
	Total	Commercial	Corporate and Investment Bank	Other
Net interest income (1)	$ 2,713	$ 1,660	$ 1,167	$(114)
Noninterest income:
Service charges	673	340	333	—
Investment and brokerage services	236	9	227	—
Investment banking income	436	21	415	—
Trading account profits (losses)	(1,376)	(29)	(1,347)	—
All other income (loss)	237	439	(228)	26

Total noninterest income	206	780	(600)	26

Total revenue, net of interest expense	2,919	2,440	567	(88)

Provision for credit losses	227	167	60	—
Noninterest expense	2,538	848	1,650	40

Income (loss) before income taxes	154	1,425	(1,143)	(128)
Income tax expense (benefit) (1)	64	532	(421)	(47)

Net income (loss)	$ 90	$ 893	$ (722)	$ (81)

Net interest yield (1)	1.62%	3.27%	n/m	n/m
Return on average equity	0.81	19.82	(14.89)%	n/m
Efficiency ratio (1)	86.96	34.77	n/m	n/m
Average - total loans and leases	$268,294	$196,868	$ 71,404	n/m
Average - total deposits	216,715	90,525	126,160	n/m
Period end - total assets (2)	739,427	223,668	497,887	n/m

(1)	Fully taxable-equivalent basis
(2)	Total assets include asset allocations to match liabilities (i.e., deposits).
n/m	= not meaningful

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

Information for periods beginning July 1, 2008 includes the Countrywide acquisition; prior periods have not been restated. This information is preliminary and based on company data available at the time of the presentation.	24

Bank of America Corporation and Subsidiaries

Global Corporate and Investment Banking Business Results: Customer Relationship View

(Dollars in millions)

	Nine Months Ended September 30, 2008
	Total	Commercial	Corporate and Investment Bank	Other
Net interest income (1)	$ 11,540	$ 6,269	$ 5,750	$(479)
Noninterest income:
Service charges	2,503	1,428	1,075	—
Investment and brokerage services	674	21	653	—
Investment banking income	1,922	62	1,860	—
Trading account profits (losses)	(1,814)	(25)	(1,797)	8
All other income (loss)	(1,169)	1,744	(3,196)	283

Total noninterest income	2,116	3,230	(1,405)	291

Total revenue, net of interest expense	13,656	9,499	4,345	(188)

Provision for credit losses	1,665	1,623	85	(43)
Noninterest expense	8,152	2,870	5,139	143

Income (loss) before income taxes	3,839	5,006	(879)	(288)
Income tax expense (benefit) (1)	1,441	1,879	(329)	(109)

Net income (loss)	$ 2,398	$ 3,127	$ (550)	$(179)

Net interest yield (1)	2.17%	3.23%	1.70%	n/m
Return on average equity	5.29	17.60	(2.79)	n/m
Efficiency ratio (1)	59.69	30.22	n/m	n/m
Average - total loans and leases	$335,328	$254,702	$ 80,598	n/m
Average - total deposits	235,671	104,872	130,769	n/m
Period end - total assets (2)	753,495	285,939	442,095	n/m

	Nine Months Ended September 30, 2007
	Total	Commercial	Corporate and Investment Bank	Other
Net interest income (1)	$ 7,709	$ 4,933	$ 3,098	$(322)
Noninterest income:
Service charges	2,010	1,031	979	—
Investment and brokerage services	690	26	664	—
Investment banking income	1,960	58	1,902	—
Trading account profits (losses)	456	(23)	478	1
All other income	1,460	1,351	1	108

Total noninterest income	6,576	2,443	4,024	109

Total revenue, net of interest expense	14,285	7,376	7,122	(213)

Provision for credit losses	384	302	80	2
Noninterest expense	8,746	2,820	5,763	163

Income (loss) before income taxes	5,155	4,254	1,279	(378)
Income tax expense (benefit) (1)	1,914	1,578	475	(139)

Net income (loss)	$ 3,241	$ 2,676	$ 804	$(239)

Net interest yield (1)	1.56%	3.33%	n/m	n/m
Return on average equity	10.19	20.73	5.95%	n/m
Efficiency ratio (1)	61.23	38.24	80.94	n/m
Average - total loans and leases	256,899	$193,600	$ 63,351	n/m
Average - total deposits	214,553	90,885	123,664	n/m
Period end - total assets (2)	739,427	223,668	497,887	n/m

(1)	Fully taxable-equivalent basis
(2)	Total assets include asset allocations to match liabilities (i.e., deposits).
n/m	= not meaningful

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

Information for periods beginning July 1, 2008 includes the Countrywide acquisition; prior periods have not been restated. This information is preliminary and based on company data available at the time of the presentation.	25

Bank of America Corporation and Subsidiaries

Global Corporate and Investment Banking - Business Lending Key Indicators

(Dollars in millions)

	Nine Months Ended September 30		Third Quarter 2008	Second Quarter 2008	First Quarter 2008	Fourth Quarter 2007	Third Quarter 2007
	2008	2007
Business lending revenue, net of interest expense
Corporate lending (1)	$874	$509	$312	$249	$313	$236	$148
Commercial lending	4,065	3,119	1,293	1,470	1,302	1,601	1,039
Consumer indirect lending	658	550	324	310	24	64	170

Total revenue, net of interest expense	$5,597	$4,178	$1,929	$2,029	$1,639	$1,901	$1,357

Business lending margin
Corporate lending	1.00%	0.81%	1.07%	0.97%	0.95%	0.76%	0.51%
Commercial lending	1.54	1.49	1.50	1.51	1.60	2.17	1.49
Consumer indirect lending	1.88	1.70	1.98	1.85	1.81	1.65	1.71

Provision for credit losses
Corporate lending	$64	$68	$84	$(31)	$11	$(26)	$66
Commercial lending	1,033	48	416	294	323	144	70
Consumer indirect lending	604	257	280	135	189	162	102

Total provision for credit losses	$1,701	$373	$780	$398	$523	$280	$238

Credit quality (2, 3, 4)
Utilized criticized exposure
Corporate lending	$6,378	$1,535	$6,378	$4,942	$3,242	$2,102	$1,535
	5.83%	1.99%	5.83%	4.98%	3.28%	2.44%	1.99%
Commercial lending	$24,831	$8,006	$24,831	$21,168	$17,351	$13,926	$8,006
	9.18%	4.23%	9.18%	7.98%	6.75%	5.40%	4.23%

Total utilized criticized exposure	$31,209	$9,541	$31,209	$26,110	$20,593	$16,028	$9,541
	8.22%	3.58%	8.22%	7.17%	5.79%	4.81%	3.58%
Nonperforming assets
Corporate lending	$407	$269	$407	$150	$150	$115	$269
	0.65%	0.62%	0.65%	0.28%	0.30%	0.24%	0.62%
Commercial lending	$4,370	$777	$4,370	$3,680	$2,603	$1,923	$777
	1.69%	0.39%	1.69%	1.42%	1.02%	0.78%	0.39%

Total nonperforming assets	$4,777	$1,046	$4,777	$3,830	$2,753	$2,038	$1,046
	1.49%	0.43%	1.49%	1.22%	0.91%	0.69%	0.43%
Average loans and leases by product
Commercial	$157,149	$117,855	$160,648	$157,850	$152,914	$150,192	$120,357
Leases	24,376	21,745	24,574	24,287	24,264	24,246	22,051
Foreign	24,405	15,948	25,256	25,132	22,818	22,930	17,952
Real estate	58,650	34,867	59,169	58,656	58,118	55,814	36,120
Consumer	40,445	40,418	42,205	40,345	38,765	39,613	40,956
Other	1,740	2,026	1,515	1,822	1,885	1,991	1,940

Total average loans and leases	$306,765	$232,859	$313,367	$308,092	$298,764	$294,786	$239,376

(1) Total corporate lending revenue	$874	$509	$312	$249	$313	$236	$148
Less: Impact of credit mitigation	88	(21)	24	(5)	69	7	(7)

Corporate lending revenues excluding credit mitigation	$786	$530	$288	$254	$244	$229	$155

(2)	Criticized exposure corresponds to the Special Mention, Substandard and Doubtful asset categories defined by regulatory authorities. The criticized exposure is on an end-of-period basis and is also shown as a percentage of total commercial utilized credit exposure, including loans and leases, standby letters of credit, and financial guarantees, derivative assets, and commercial letters of credit.
(3)	Nonperforming assets are on an end-of-period basis and defined as nonperforming loans and leases plus foreclosed properties. The nonperforming ratio is nonperforming assets divided by commercial loans and leases plus commercial foreclosed properties.
(4)	Criticized exposure related to the fair value option portfolio is not included. There are no nonperforming assets in the fair value portfolio.

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

Information for periods beginning July 1, 2008 includes the Countrywide acquisition; prior periods have not been restated. This information is preliminary and based on company data available at the time of the presentation.	26

Bank of America Corporation and Subsidiaries

Global Corporate and Investment Banking - Capital Markets and Advisory Services Key Indicators

(Dollars in millions)

	Nine Months Ended September 30		Third Quarter 2008	Second Quarter 2008	First Quarter 2008	Fourth Quarter 2007	Third Quarter 2007
	2008	2007
Investment banking income
Advisory fees	$ 180	$ 334	$ 63	$ 51	$ 66	$ 112	$ 94
Debt underwriting	1,342	1,395	378	605	359	377	281
Equity underwriting	400	231	50	110	240	88	61

Total investment banking income	1,922	1,960	491	766	665	577	436

Sales and trading revenue
Fixed income:
Liquid products	3,027	1,559	1,063	1,102	862	596	634
Credit products	(123)	171	(151)	683	(655)	(383)	(844)
Structured products	(4,101)	185	(1,329)	(922)	(1,850)	(5,511)	(618)

Total fixed income	(1,197)	1,915	(417)	863	(1,643)	(5,298)	(828)
Equity income	807	1,119	175	298	334	206	252

Total sales and trading revenue	(390)	3,034	(242)	1,161	(1,309)	(5,092)	(576)

Total Capital Markets and Advisory Services market-based revenue (1)	$ 1,532	$ 4,994	$ 249	$ 1,927	$ (644)	$ (4,515)	$ (140)

Balance sheet (average)
Trading account securities	$187,399	$183,705	$188,218	$183,119	$190,849	$188,925	$192,844
Reverse repurchases	57,094	63,193	63,375	51,655	56,184	51,266	52,436
Securities borrowed	69,165	90,358	62,982	65,742	78,839	84,399	81,404
Derivative assets	35,043	25,796	34,643	35,537	34,953	28,282	28,611

Total trading-related assets	$348,701	$363,052	$349,218	$336,053	$360,825	$352,872	$355,295

Sales credits from secondary trading
Liquid products	1,511	1,327	510	479	522	467	507
Credit products	1,033	1,198	295	384	354	346	422
Structured products	558	628	190	202	166	133	161
Equities	733	864	192	259	282	262	277

Total sales credits	3,835	4,017	1,187	1,324	1,324	1,208	1,367

Volatility of product revenues - 1 std dev
Liquid products	$ 22.9	$ 11.5	$ 27.1	$ 22.4	$ 17.8	$ 10.4	$ 16.3
Credit products	23.1	11.4	24.7	8.8	26.5	12.0	21.8
Structured products	11.1	16.1	7.6	10.2	14.3	408.1	33.5
Equities	13.7	9.2	10.1	14.1	15.8	7.3	16.3
Total volatility	57.5	28.6	58.4	40.6	64.4	405.5	54.9

(1)	Excludes $75 million and $44 million for the nine months ended September 30, 2008 and 2007, and $23 million, $25 million, $27 million, $26 million and $22 million, respectively, for the three months ended September 30, 2008, June 30, 2008, March 31, 2008, December 31, 2007 and September 30, 2007, of net interest income on loans for which the fair value option has been elected and is not considered market-based income.

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

Information for periods beginning July 1, 2008 includes the Countrywide acquisition; prior periods have not been restated. This information is preliminary and based on company data available at the time of the presentation.	27

Bank of America Corporation and Subsidiaries

Global Corporate and Investment Banking Strategic Progress

Source: Thomson Financial except Syndicated Loans and Leveraged Loans from Loan Pricing Corporation. Ranked based on deal size.

(1)	M&A Announced Advisor Rankings

Highlights

•	Top 5 rankings in:

Leveraged loans Convertible debt High-yield debt Syndicated loans	Asset-backed securities Mortgage-backed securities Investment grade debt

•	Market share for convertible debt, asset-backed securities and investment grade debt for YTD 08 includes self-funded deals, market share without these deals was 11.7%, 9.1% and 10.1%, respectively.

Information for periods beginning July 1, 2008 includes the Countrywide acquisition; prior periods have not been restated. This information is preliminary and based on company data available at the time of the presentation.	28

Bank of America Corporation and Subsidiaries

Special Purpose Entities Liquidity Exposure

(Dollars in millions)

	September 30, 2008
	VIEs (1)		QSPEs (2)
	Consolidated	Unconsolidated	Unconsolidated	Total
Corporation-sponsored multi-seller conduits	$ 13,110	$ 42,440	$ —	$55,550
Municipal bond trusts and corporate SPEs	4,148	4,714	4,735	13,597
Home equity securitizations (3)	—	—	13,315	13,315
Asset acquisition conduits	1,130	5,619	—	6,749
Customer-sponsored conduits	—	1,142	—	1,142
Collateralized debt obligation vehicles	—	1,051	—	1,051

Total liquidity exposure	$ 18,388	$ 54,966	$ 18,050	$91,404

	June 30, 2008
	VIEs (1)		QSPEs (2)
	Consolidated	Unconsolidated	Unconsolidated	Total
Corporation-sponsored multi-seller conduits	$ 14,214	$ 47,754	$ —	$61,968
Municipal bond trusts and corporate SPEs	4,645	4,168	5,419	14,232
Asset acquisition conduits	1,157	4,116	—	5,273
Customer-sponsored conduits	—	1,231	—	1,231
Collateralized debt obligation vehicles	—	1,077	—	1,077

Total liquidity exposure	$ 20,016	$ 58,346	$ 5,419	$83,781

(1)	Variable interest entities (VIEs) are special purpose entities (SPEs) which lack sufficient equity at risk or whose equity investors do not have a controlling financial interest. In accordance with Financial Accounting Standards Board (FASB) Interpretation No. 46 (Revised December 2003), “Consolidation of Variable Interest Entities, an interpretation of ARB No. 51” (FIN 46R), a VIE is consolidated by the party known as the primary beneficiary that will absorb the majority of the expected losses or expected residual returns of the VIEs or both. For example, an entity that holds a majority of the subordinated debt or equity securities issued by a VIE, or protects other investors from loss through a guarantee or similar arrangement, may have to consolidate the VIE. The assets and liabilities of consolidated VIEs are recorded on the Corporation’s balance sheet.
(2)	Qualifying special purposes entities (QSPEs) are SPEs whose activities are strictly limited to holding and servicing financial assets and meet the requirements set forth in SFAS No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities – a replacement of FASB Statement No. 125” (SFAS 140). QSPEs are generally not required to be consolidated by any party. This table includes only those QSPEs to which we have liquidity exposure.
(3)	Home equity securitizations were acquired in connection with the July 1, 2008 acquisition of Countrywide Financial Corporation (Countrywide).

Certain	prior period amounts have been reclassified to conform to current period presentation.

Information for periods beginning July 1, 2008 includes the Countrywide acquisition; prior periods have not been restated. This information is preliminary and based on company data available at the time of the presentation.	29

Bank of America Corporation and Subsidiaries

Super Senior Collateralized Debt Obligation Exposure Rollforward

(Dollars in millions)

	June 30, 2008 Net Exposure	Paydowns / Liquidations / Other	Third Quarter 2008 Net Writedowns (1)	September 30, 2008 Net Exposure
Super senior liquidity commitments
High grade	$ 714	$ (26)	$ —	$ 688
Mezzanine	358	—	(21)	337
CDO-squared	—	—	—	—

Total super senior liquidity commitments	1,072	(26)	(21)	1,025

Other super senior exposure
High grade	3,608	(13)	(257)	3,338
Mezzanine	277	(14)	(84)	179
CDO-squared	1,804	(9)	(363)	1,432

Total other super senior	5,689	(36)	(704)	4,949

Total super senior	$ 6,761	$ (62)	$ (725)	$ 5,974

Purchased securities from liquidated CDOs	1,667	(57)	(152)	1,458

Total	$ 8,428	$ (119)	$ (877)	$ 7,432

(1)	Net of insurance.

Super Senior Collateralized Debt Obligation Exposure

(Dollars in millions)

	Total CDO Exposure at September 30, 2008										Total CDO
	Subprime Exposure (1)					Non-Subprime Exposure (2)					Net Exposure
	Gross	Insured	Net of Insured Amount	Cumulative Writedowns (3)	Net Exposure	Gross	Insured	Net of Insured Amount	Cumulative Writedowns (3)	Net Exposure	September 30 2008	June 30 2008
Super senior liquidity commitments
High grade	$ —	$ —	$ —	$ —	$ —	$ 688	$ —	$ 688	$ —	$ 688	$ 688	$ 714
Mezzanine	363	—	363	(26)	337	—	—	—	—	—	337	358
CDO-squared	—	—	—	—	—	—	—	—	—	—	—	—

Total super senior liquidity commitments	363	—	363	(26)	337	688	—	688	—	688	1,025	1,072
Other super senior exposure
High grade	5,142	(3,723)	1,419	(477)	942	3,459	(735)	2,724	(328)	2,396	3,338	3,608
Mezzanine	1,006	—	1,006	(827)	179	—	—	—	—	—	179	277
CDO-squared	5,098	—	5,098	(3,666)	1,432	349	(349)	—	—	—	1,432	1,804

Total other super senior	11,246	(3,723)	7,523	(4,970)	2,553	3,808	(1,084)	2,724	(328)	2,396	4,949	5,689

Total super senior	$11,609	$(3,723)	$7,886	$ (4,996)	$ 2,890	4,496	(1,084)	$ 3,412	$ (328)	$ 3,084	$ 5,974	$6,761

Purchased securities from liquidated CDOs	1,750	—	1,750	(292)	1,458	—	—	—	—	—	1,458	1,667

Total	$13,359	$(3,723)	$9,636	$ (5,288)	$ 4,348	$4,496	$(1,084)	$ 3,412	$ (328)	$ 3,084	$ 7,432	$8,428

(1)	Classified as subprime when subprime consumer real estate loans make up at least 35 percent of the ultimate underlying collateral’s original net exposure value.
(2)	Includes highly-rated collateralized loan obligations and commercial mortgage-backed securities super senior exposure.
(3)	Net of insurance excluding losses taken on liquidated CDOs.

Certain	prior period amounts have been reclassified to conform to current period presentation.

Information for periods beginning July 1, 2008 includes the Countrywide acquisition; prior periods have not been restated. This information is preliminary and based on company data available at the time of the presentation.	30

Bank of America Corporation and Subsidiaries

Subprime Super Senior Collateralized Debt Obligation Carrying Values (1)

(Dollars in millions)

	September 30, 2008
	Subprime Net Exposure	Carrying Value as a Percent of Original Net Exposure	Subprime Content of Collateral (2)	Vintage of Subprime Collateral
				Percent in 2006/2007 Vintages	Percent in 2005/Prior Vintages
Super senior liquidity commitments
High grade	$ —	—%	—%	—%	—%
Mezzanine	337	93	42	46	54
CDO-squared	—	—	—	—	—

Total super senior liquidity commitments	337	93

Other super senior exposure
High grade	942	66	56	14	86
Mezzanine	179	18	73	69	31
CDO-squared	1,432	28	23	71	29

Total other super senior	2,553	34

Total super senior	$ 2,890	37

Purchased securities from liquidated CDOs	1,458	48	51	38	62

Total	$ 4,348	40

(1)	Classified as subprime when subprime consumer real estate loans make up at least 35 percent of the ultimate underlying collateral’s original net exposure value.
(2)	Based on current net exposure value.

Certain prior period amounts have been reclassified to conform to current period presentation.

Information for periods beginning July 1, 2008 includes the Countrywide acquisition; prior periods have not been restated. This information is preliminary and based on company data available at the time of the presentation.	31

Bank of America Corporation and Subsidiaries

Global Wealth and Investment Management Segment Results (1, 2)

(Dollars in millions, except as noted)

	Nine Months Ended September 30		Third Quarter 2008	Second Quarter 2008	First Quarter 2008	Fourth Quarter 2007	Third Quarter 2007
	2008	2007
Net interest income (3)	$3,380	$2,872	$1,249	$1,133	$998	$989	$1,002
Noninterest income:
Investment and brokerage services	3,178	2,701	1,002	1,095	1,081	1,080	1,032
All other income (loss)	(810)	174	(704)	51	(157)	(319)	44

Total noninterest income	2,368	2,875	298	1,146	924	761	1,076

Total revenue, net of interest expense	5,748	5,747	1,547	2,279	1,922	1,750	2,078

Provision for credit losses	512	(20)	150	119	243	34	(29)
Noninterest expense	3,836	3,183	1,284	1,241	1,311	1,297	1,218

Income before income taxes	1,400	2,584	113	919	368	419	889
Income tax expense (3)	529	958	46	346	137	120	331

Net income	$871	$1,626	$67	$573	$231	$299	$558

Net interest yield (3)	2.90%	3.14%	3.05%	2.91%	2.73%	2.86%	3.10%
Return on average equity	9.97	23.14	2.30	19.55	8.04	10.45	20.67
Efficiency ratio (3)	66.74	55.38	82.95	54.49	68.21	74.11	58.62

Balance sheet

Average
Total loans and leases	$87,160	$70,325	$88,253	$87,573	$85,642	$82,816	$77,045
Total earning assets (4)	155,491	122,263	162,859	156,419	147,115	137,144	128,148
Total assets (4)	165,063	129,530	172,313	165,869	156,928	147,390	137,093
Total deposits	155,558	120,392	160,999	157,114	148,503	138,163	127,821
Allocated equity	11,674	9,391	11,677	11,774	11,570	11,345	10,700

Period end
Total loans and leases	$88,979	$78,324	$88,979	$88,171	$87,308	$84,600	$78,324
Total earning assets (4)	169,582	130,304	169,582	157,334	153,743	145,056	130,304
Total assets (4)	179,347	138,725	179,347	167,197	163,018	155,683	138,725
Total deposits	166,273	130,534	166,273	158,228	154,175	144,865	130,534

Client assets (5)
Assets under management	$564,438	$709,955	$564,438	$589,459	$607,521	$643,531	$709,955
Client brokerage assets (6)	196,566	217,916	196,566	210,701	213,743	222,661	217,916
Assets in custody	150,575	158,756	150,575	156,530	158,486	167,575	158,756
Less: Client brokerage assets and assets in custody included in assets under management	(82,921)	(87,386)	(82,921)	(89,234)	(88,755)	(87,071)	(87,386)

Total net client assets	$828,658	$999,241	$828,658	$867,456	$890,995	$946,696	$999,241

(1)	Global Wealth and Investment Management services clients through three primary businesses: U.S. Trust, Bank of America Private Wealth Management (U.S. Trust), Columbia Management, and Premier Banking and Investments. In addition, ALM/Other primarily includes the results of ALM activities.
(2)	In July 2007, the operations of the acquired U.S. Trust Corporation were combined with the former Private Bank to create U.S. Trust, Bank of America Private Wealth Management. The results of the combined business were reported for periods beginning on July 1, 2007. Prior to July 1, 2007, the results solely reflect that of the former Private Bank.
(3)	Fully taxable-equivalent basis
(4)	Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits).
(5)	In December 2007, the Corporation completed the sale of Marsico Capital Management, LLC (Marsico). Total assets under management for the third quarter of 2007 include assets under management that were managed prior to the sale of Marsico of $59.5 billion (including $5.3 billion in eliminations). Prior period Marsico business results have been transferred to All Other to better facilitate period-over-period comparisons.
(6)	Client brokerage assets include non-discretionary brokerage and fee-based assets.

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

Information for periods beginning July 1, 2008 includes the Countrywide acquisition; prior periods have not been restated. This information is preliminary and based on company data available at the time of the presentation.	32

Bank of America Corporation and Subsidiaries

Global Wealth and Investment Management Business Results

(Dollars in millions)

	Three Months Ended September 30, 2008
	Total	U.S. Trust (1)	Columbia Management		Premier Banking and Investments (2)	ALM/ Other
Net interest income (3)	$ 1,249	$ 314	$ 1		$ 534	$ 400
Noninterest income:
Investment and brokerage services	1,002	327	394		242	39
All other income (loss)	(704)	(12)	(635)		(57)	—

Total noninterest income	298	315	(241)		185	39

Total revenue, net of interest expense	1,547	629	(240)		719	439

Provision for credit losses	150	15	—		135	—
Noninterest expense	1,284	486	322		438	38

Income (loss) before income taxes	113	128	(562)		146	401
Income tax expense (benefit) (3)	46	47	(208)		54	153

Net income (loss)	$ 67	$ 81	$ (354)		$ 92	$ 248

Net interest yield (3)	3.05%	2.35%	n/m		1.71%	n/m
Return on average equity	2.30	6.85	n/m		19.48	n/m
Efficiency ratio (3)	82.95	77.19	n/m		60.89	n/m
Average - total loans and leases	$ 88,253	$ 53,174	n/m		$ 35,077	n/m
Average - total deposits	160,999	37,446	n/m		123,524	n/m
Period end - total assets (4)	179,347	57,601	$ 3,084		128,242	n/m

	Three Months Ended June 30, 2008
	Total	U.S. Trust (1)	Columbia Management		Premier Banking and Investments (2)	ALM/ Other
Net interest income (3)	$ 1,133	$ 304	$ (4)		$ 536	$ 297
Noninterest income:
Investment and brokerage services	1,095	387	403		263	42
All other income (loss)	51	15	(34)		66	4

Total noninterest income	1,146	402	369		329	46

Total revenue, net of interest expense	2,279	706	365		865	343

Provision for credit losses	119	6	—		113	—
Noninterest expense	1,241	458	302		452	29

Income before income taxes	919	242	63		300	314
Income tax expense (3)	346	90	24		111	121

Net income	$ 573	$ 152	$ 39		$ 189	$ 193

Net interest yield (3)	2.91%	2.40%	n/m		1.79%	n/m
Return on average equity	19.55	12.94	23.30%		39.01	n/m
Efficiency ratio (3)	54.49	64.83	82.80		52.32	n/m
Average - total loans and leases	$ 87,573	$ 51,051	n/m		$ 36,507	n/m
Average - total deposits	157,114	36,452	n/m		120,339	n/m
Period end - total assets (4)	167,197	56,560	$ 2,819		123,359	n/m

	Three Months Ended September 30, 2007
	Total	U.S. Trust (1)	Columbia Management		Premier Banking and Investments (2)	ALM/ Other
Net interest income (3)	$ 1,002	$ 289	$ 3		$ 679	$ 31
Noninterest income:
Investment and brokerage services	1,032	364	379		243	46
All other income (loss)	44	15	(6)		34	1

Total noninterest income	1,076	379	373		277	47

Total revenue, net of interest expense	2,078	668	376		956	78

Provision for credit losses	(29)	(34)	—		5	—
Noninterest expense	1,218	480	266		430	42

Income before income taxes	889	222	110		521	36
Income tax expense (3)	331	82	41		193	15

Net income	$ 558	$ 140	$ 69		$ 328	$ 21

Net interest yield (3)	3.10%	2.76%	n/m	%	2.74%	n/m
Return on average equity	20.67	14.70	53.23		81.06	n/m
Efficiency ratio (3)	58.62	71.91	70.82		45.05	n/m
Average - total loans and leases	$ 77,045	$ 41,522	n/m		$ 35,482	n/m
Average - total deposits	127,821	28,649	n/m		98,341	n/m
Period end - total assets (4)	138,725	46,034	$ 1,407		102,180	n/m

(1)	In July 2007, the operations of the acquired U.S. Trust Corporation were combined with the former Private Bank to create U.S. Trust, Bank of America Private Wealth Management.

The results of the combined business were reported for periods beginning on July 1, 2007. Prior to July 1, 2007, the results solely reflect that of the former Private Bank.

(2)	For the three months ended September 30, 2008, June 30, 2008 and September 30, 2007, a total of $3.3 billion, $5.6 billion and $2.6 billion of deposits were migrated to Global Wealth and Investment Management from Global Consumer and Small Business Banking.
(3)	Fully taxable-equivalent basis
(4)	Total assets include asset allocations to match liabilities (i.e., deposits).

n/m = not meaningful

Certain	prior period amounts have been reclassified among the segments to conform to the current period presentation.

Information for periods beginning July 1, 2008 includes the Countrywide acquisition; prior periods have not been restated. This information is preliminary and based on company data available at the time of the presentation.	33

Bank of America Corporation and Subsidiaries

Global Wealth and Investment Management Business Results

(Dollars in millions)

	Nine Months Ended September 30, 2008
	Total	U.S. Trust (1)	Columbia Management	Premier Banking and Investments (2)	ALM/ Other
Net interest income (3)	$ 3,380	$ 896	$ (2)	$ 1,605	$ 881
Noninterest income:
Investment and brokerage services	3,178	1,093	1,195	763	127
All other income (loss)	(810)	21	(890)	57	2

Total noninterest income	2,368	1,114	305	820	129

Total revenue, net of interest expense	5,748	2,010	303	2,425	1,010

Provision for credit losses	512	25	—	487	—
Noninterest expense	3,836	1,447	930	1,330	129

Income (loss) before income taxes	1,400	538	(627)	608	881
Income tax expense (benefit) (3)	529	199	(232)	225	337

Net income (loss)	$ 871	$ 339	$ (395)	$ 383	$ 544

Net interest yield (3)	2.90%	2.36%	n/m	1.80%	n/m
Return on average equity	9.97	9.82	(78.01)	26.51	n/m
Efficiency ratio (3)	66.74	71.98	n/m	54.82	n/m
Average - total loans and leases	$87,160	$ 50,727	n/m	$ 36,416	n/m
Average - total deposits	155,558	36,182	n/m	119,088	n/m
Period end - total assets (4)	179,347	57,601	$ 3,084	128,242	n/m

	Nine Months Ended September 30, 2007
	Total	U.S. Trust (1)	Columbia Management	Premier Banking and Investments (2)	ALM/ Other
Net interest income (3)	$ 2,872	$ 738	$ 4	$ 2,009	$ 121
Noninterest income:
Investment and brokerage services	2,701	843	1,034	704	120
All other income	174	39	19	104	12

Total noninterest income	2,875	882	1,053	808	132

Total revenue, net of interest expense	5,747	1,620	1,057	2,817	253

Provision for credit losses	(20)	(25)	—	5	—
Noninterest expense	3,183	1,097	745	1,264	77

Income before income taxes	2,584	548	312	1,548	176
Income tax expense (3)	958	203	115	573	67

Net income	$ 1,626	$ 345	$ 197	$ 975	$ 109

Net interest yield (3)	3.14%	2.74%	n/m	2.80%	n/m
Return on average equity	23.14	20.61	53.93%	81.05	n/m
Efficiency ratio (3)	55.38	67.74	70.44	44.88	n/m
Average - total loans and leases	$70,325	$ 35,999	n/m	$ 34,302	n/m
Average - total deposits	120,392	24,024	n/m	96,065	n/m
Period end - total assets (4)	138,725	46,034	$ 1,407	102,180	n/m

(1)	In July 2007, the operations of the acquired U.S. Trust Corporation were combined with the former Private Bank to create U.S. Trust, Bank of America Private Wealth Management.

The results of the combined business were reported for periods beginning on July 1, 2007. Prior to July 1, 2007, the results solely reflect that of the former Private Bank.

(2)	For the nine months ended September 30, 2008 and 2007, a total of $15.9 billion and $9.0 billion of deposits were migrated to Global Wealth and Investment Management from Global Consumer and Small Business Banking.
(3)	Fully taxable-equivalent basis
(4)	Total assets include asset allocations to match liabilities (i.e., deposits).

n/m = not meaningful

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

Information for periods beginning July 1, 2008 includes the Countrywide acquisition; prior periods have not been restated. This information is preliminary and based on company data available at the time of the presentation.	34

Bank of America Corporation and Subsidiaries

Global Wealth and Investment Management - Key Indicators

(Dollars in millions, except as noted)

	Nine Months Ended September 30		Third Quarter 2008	Second Quarter 2008	First Quarter 2008	Fourth Quarter 2007	Third Quarter 2007
	2008	2007
Investment and Brokerage Services

U.S. Trust (1)
Asset management fees	$1,058	$822	$316	$374	$368	$378	$356
Brokerage income	35	21	11	13	11	8	8

Total	$1,093	$843	$327	$387	$379	$386	$364

Columbia Management
Asset management fees	$1,193	$1,030	$394	$402	$397	$401	$378
Brokerage income	2	4	—	1	1	—	1

Total	$1,195	$1,034	$394	$403	$398	$401	$379

Premier Banking and Investments
Asset management fees	$257	$220	$85	$84	$88	$81	$81
Brokerage income	506	484	157	179	170	165	162

Total	$763	$704	$242	$263	$258	$246	$243

ALM/Other
Asset management fees	$127	$120	$39	$42	$46	$47	$46
Brokerage income	—	—	—	—	—	—	—

Total	$127	$120	$39	$42	$46	$47	$46

Total Global Wealth and Investment Management
Asset management fees	$2,635	$2,192	$834	$902	$899	$907	$861
Brokerage income	543	509	168	193	182	173	171

Total investment and brokerage services	$3,178	$2,701	$1,002	$1,095	$1,081	$1,080	$1,032

Assets Under Management (2, 3)

Assets under management by business:
U.S. Trust (1)	$199,682	$225,297	$199,682	$210,969	$214,526	$225,209	$225,297
Columbia Management	407,345	511,996	407,345	422,827	409,064	439,053	511,996
Retirement and GWIM Client Solutions	39,547	44,512	39,547	45,907	48,655	42,814	44,512
Premier Banking and Investments	20,246	21,392	20,246	22,404	21,600	22,915	21,392
Eliminations (4)	(102,621)	(94,255)	(102,621)	(113,001)	(86,760)	(87,085)	(94,255)
International Wealth Management	239	1,013	239	353	436	625	1,013

Total assets under management	$564,438	$709,955	$564,438	$589,459	$607,521	$643,531	$709,955

Assets under management rollforward:
Beginning balance	$643,531	$542,977	$589,459	$607,521	$643,531	$709,955	$566,267
Net flows	(11,399)	27,497	7,477	(12,611)	(6,265)	(2,226)	18,066
Market valuation/other	(67,694)	139,481	(32,498)	(5,451)	(29,745)	(64,198)	125,622

Ending balance	$564,438	$709,955	$564,438	$589,459	$607,521	$643,531	$709,955

Assets under management mix:
Money market/other	$238,075	$246,748	$238,075	$225,887	$242,956	$246,213	$246,748
Fixed income	102,596	109,117	102,596	107,687	107,365	111,217	109,117
Equity	223,767	354,090	223,767	255,885	257,200	286,101	354,090

Total assets under management	$564,438	$709,955	$564,438	$589,459	$607,521	$643,531	$709,955

Client Brokerage Assets	$196,566	$217,916	$196,566	$210,701	$213,743	$222,661	$217,916

Premier Banking and Investments Metrics

Client facing associates
Number of client managers	2,492	2,505	2,492	2,538	2,572	2,548	2,505
Number of financial advisors	1,964	1,847	1,964	1,974	1,952	1,950	1,847
All other	1,105	1,020	1,105	1,086	1,157	1,079	1,020

Total client facing associates	5,561	5,372	5,561	5,598	5,681	5,577	5,372

Financial Advisor Productivity (5) (in thousands)	$348	$332	$109	$121	$118	$113	$116

Total client balances (6)	$301,093	$299,275	$301,093	$308,174	$309,687	$309,190	$299,275

Number of Households with Banking and Brokerage Relationships (in thousands)	292	267	292	288	283	277	267

U.S. Trust Metrics (1)

Client facing associates	3,747	3,776	3,747	3,882	3,922	3,989	3,776
Total client balances (6)	$344,004	$360,864	$344,004	$357,575	$362,425	$380,687	$360,864

Columbia Management Performance Metrics

# of 4 or 5 Star Funds by Morningstar	53	47	53	50	50	48	47

% of Assets Under Management in 4 or 5 Star Rated Funds (7)	64%	55%	64%	64%	69%	68%	55%

(1)	In July 2007, the operations of the acquired U.S. Trust Corporation were combined with the former Private Bank to create U.S. Trust, Bank of America Private Wealth Management. The results of the combined business were reported for periods beginning on July 1, 2007. Prior to July 1, 2007, the results solely reflect that of the former Private Bank.
(2)	The acquisition of LaSalle Bank Corporation contributed $7.5 billion to assets under management in fourth quarter 2007. The acquisition of U.S. Trust Corporation contributed $115.6 billion to assets under management in third quarter 2007. The sale of Marsico resulted in a $60.9 billion decrease in assets under management in fourth quarter 2007 (including a $5.3 billion reduction in eliminations).
(3)	In December 2007, the Corporation completed the sale of Marsico. Total assets under management for the third quarter of 2007 include assets under management that were managed prior to the sale of Marsico of $59.5 billion (including $5.3 billion in eliminations). Prior period Marsico business results have been transferred to All Other to better facilitate period-over-period comparisons.
(4)	The elimination of assets under management that are managed by two lines of business.
(5)	Financial advisor productivity is defined as full service gross production divided by average number of total financial advisors.
(6)	Client balances are defined as deposits, assets under management, client brokerage assets and other assets in custody.
(7)	Results shown are defined by Columbia Management’s calculation using Morningstar’s Overall Rating criteria for 4 & 5 star rating. The assets under management of the Columbia Funds that had a 4 & 5 star rating were totaled then divided by the assets under management of all the funds in the ranking.

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

Information for periods beginning July 1, 2008 includes the Countrywide acquisition; prior periods have not been restated. This information is preliminary and based on company data available at the time of the presentation.	35

Bank of America Corporation and Subsidiaries

All Other Results (1)

(Dollars in millions)

	Nine Months Ended September 30		Third Quarter 2008	Second Quarter 2008	First Quarter 2008	Fourth Quarter 2007	Third Quarter 2007
	2008	2007
Net interest income (2)	$(6,408)	$(5,584)	$(2,391)	$(2,036)	$(1,981)	$(2,035)	$(1,980)
Noninterest income:
Card income	1,796	2,137	537	595	664	680	739
Equity investment income (loss)	652	3,467	(326)	710	268	278	852
Gains (losses) on sales of debt securities	349	70	(2)	131	220	110	7
All other income (loss)	(289)	(325)	68	(100)	(257)	751	(218)

Total noninterest income	2,508	5,349	277	1,336	895	1,819	1,380

Total revenue, net of interest expense	(3,900)	(235)	(2,114)	(700)	(1,086)	(216)	(600)
Provision for credit losses (3)	(3,542)	(3,915)	(1,134)	(1,195)	(1,213)	(1,294)	(1,290)
Merger and restructuring charges	629	270	247	212	170	140	84
All other noninterest expense	145	123	(53)	50	148	(58)	(410)

Income (loss) before income taxes	(1,132)	3,287	(1,174)	233	(191)	996	1,016
Income tax expense (benefit) (2)	(492)	959	(517)	(24)	49	142	279

Net income (loss)	$(640)	$2,328	$(657)	$257	$(240)	$854	$737

Balance sheet

Average
Total loans and leases	$103,592	$98,815	$122,794	$86,899	$100,874	$105,514	$103,503
Total earning assets	286,697	215,076	320,163	263,703	270,788	272,365	232,709
Total assets	361,495	268,665	402,795	336,036	340,108	341,056	284,187
Total deposits	57,047	33,992	61,838	51,039	58,209	64,806	34,663

Period end
Total loans and leases	$121,833	$101,278	$121,833	$71,639	$95,124	$106,694	$101,278
Total earning assets	295,667	239,338	295,667	256,267	253,007	261,902	239,338
Total assets	392,181	297,838	392,181	339,733	339,759	336,659	297,838
Total deposits	63,352	35,335	63,352	56,619	57,616	67,162	35,335

(1)	All Other consists of equity investment activities including Principal Investing, Corporate Investments and Strategic Investments, the residual impact of the allowance for credit losses and the cost allocation processes, merger and restructuring charges, intersegment eliminations, and the results of certain businesses that are expected to be or have been sold or are in the process of being liquidated. All Other also includes certain amounts associated with ALM activities, including the residual impact of funds transfer pricing allocation methodologies, amounts associated with the change in the value of derivatives used as economic hedges of interest rate and foreign exchange rate fluctuations that do not qualify for SFAS No. 133 “Accounting for Derivative instruments and Hedging Activities, as amended” hedge accounting treatment, foreign exchange rate fluctuations related to SFAS No. 52, “Foreign Currency Translation” revaluation of foreign-denominated debt issuances, certain gains (losses) on sales of whole mortgage loans, and gains (losses) on sales of debt securities. All Other also includes adjustments to noninterest income and income tax expense to remove the FTE impact of items (primarily low-income housing tax credits) that have been grossed up within noninterest income to a FTE amount in the business segments. In addition, All Other includes the offsetting securitization impact to present Global Consumer and Small Business Banking on a managed basis. (See Exhibit A: Non-GAAP Reconciliations - All Other - Reconciliation on page 47).
(2)	Fully taxable-equivalent basis
(3)	Provision for credit losses represents provision for credit losses in All Other combined with the Global Consumer and Small Business Banking securitization offset.

Components of Equity Investment Income

(Dollars in millions)

	Nine Months Ended September 30		Third Quarter 2008	Second Quarter 2008	First Quarter 2008	Fourth Quarter 2007	Third Quarter 2007
	2008	2007
Principal Investing	$279	$2,100	$(29)	$296	$12	$117	$275
Corporate Investments	(225)	452	(369)	112	32	(7)	112
Strategic and other investments	598	915	72	302	224	168	465

Total equity investment income included in All Other	652	3,467	(326)	710	268	278	852
Total equity investment income included in the business segments	678	280	10	(118)	786	39	52

Total consolidated equity investment income	$1,330	$3,747	$(316)	$592	$1,054	$317	$904

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

Information for periods beginning July 1, 2008 includes the Countrywide acquisition; prior periods have not been restated. This information is preliminary and based on company data available at the time of the presentation.	36

Bank of America Corporation and Subsidiaries

Outstanding Loans and Leases

(Dollars in millions)

	September 30 2008	June 30 2008	Increase (Decrease)
Consumer
Residential mortgage	$ 256,989	$ 235,472	$ 21,517
Home equity	151,938	121,409	30,529
Discontinued real estate (1)	22,081	—	22,081
Credit card - domestic	63,012	62,081	931
Credit card - foreign	18,338	16,561	1,777
Direct/Indirect consumer (2)	82,849	84,907	(2,058)
Other consumer (3)	3,680	3,859	(179)

Total consumer	598,887	524,289	74,598

Commercial
Commercial - domestic (4)	219,303	220,610	(1,307)
Commercial real estate (5)	63,736	62,897	839
Commercial lease financing	22,416	22,815	(399)
Commercial - foreign	32,951	34,839	(1,888)

Total commercial loans excluding loans measured at fair value	338,406	341,161	(2,755)
Commercial loans measured at fair value (6)	5,383	5,014	369

Total commercial	343,789	346,175	(2,386)

Total loans and leases	$ 942,676	$ 870,464	$ 72,212

(1)	At September 30, 2008, includes $20.1 billion of pay option loans and $1.9 billion of subprime mortgage and home equity loans acquired in connection with the acquisition of Countrywide which the Corporation will no longer originate such types of loans.
(2)	Includes foreign consumer loans of $2.4 billion and $2.9 billion at September 30, 2008 and June 30, 2008.
(3)	Includes consumer finance loans of $2.7 billion and $2.8 billion, and other foreign consumer loans of $736 million and $839 million at September 30, 2008 and June 30, 2008.
(4)	Includes small business commercial - domestic loans, primarily card related, of $19.4 billion and $19.9 billion at September 30, 2008 and June 30, 2008.
(5)	Includes domestic commercial real estate loans of $62.7 billion and $61.8 billion, and foreign commercial real estate loans of $1.0 billion and $1.1 billion at September 30, 2008 and June 30, 2008.
(6)	Certain commercial loans are measured at fair value in accordance with SFAS 159 and include commercial - domestic loans of $4.0 billion and $3.5 billion, commercial - foreign loans of $1.2 billion and $1.3 billion, and commercial real estate loans of $213 million and $176 million at September 30, 2008 and June 30, 2008.

Certain prior period amounts have been reclassified to conform to current period presentation.

Information for periods beginning July 1, 2008 includes the Countrywide acquisition; prior periods have not been restated. This information is preliminary and based on company data available at the time of the presentation.	37

Bank of America Corporation and Subsidiaries

Quarterly Average Loans and Leases by Business Segment

(Dollars in millions)

	Third Quarter 2008
	Total Corporation	Global Consumer and Small Business Banking (1)	Global Corporate and Investment Banking	Global Wealth and Investment Management	All Other (1)
Consumer
Residential mortgage	$260,748	$ 24,847	$ 616	$35,050	$200,235
Home equity	151,142	119,736	887	23,644	6,875
Discontinued real estate	22,031	—	—	—	22,031
Credit card - domestic	63,414	153,037	—	—	(89,623)
Credit card - foreign	17,075	33,372	—	—	(16,297)
Direct/Indirect consumer	85,392	38,860	42,205	5,012	(685)
Other consumer	3,723	1,096	18	18	2,591

Total consumer	603,525	370,948	43,726	63,724	125,127

Commercial
Commercial - domestic	224,117	20,504	181,204	22,707	(298)
Commercial real estate	63,220	355	61,139	1,740	(14)
Commercial lease financing	22,585	—	24,608	—	(2,023)
Commercial - foreign	33,467	1,566	31,817	82	2

Total commercial	343,389	22,425	298,768	24,529	(2,333)

Total loans and leases	$946,914	$393,373	$342,494	$88,253	$122,794

	Second Quarter 2008
	Total Corporation	Global Consumer and Small Business Banking (1)	Global Corporate and Investment Banking	Global Wealth and Investment Management	All Other (1)
Consumer
Residential mortgage	$256,164	$ 30,454	$ 621	$35,469	$189,620
Home equity	120,265	90,767	892	23,250	5,356
Discontinued real estate	—	—	—	—	—
Credit card - domestic	61,655	152,613	—	—	(90,958)
Credit card - foreign	16,566	33,045	—	—	(16,479)
Direct/Indirect consumer	82,593	37,812	40,344	5,255	(818)
Other consumer	3,953	1,060	20	30	2,843

Total consumer	541,196	345,751	41,877	64,004	89,564

Commercial
Commercial - domestic	219,537	20,026	178,153	21,923	(565)
Commercial real estate	62,810	462	60,812	1,564	(28)
Commercial lease financing	22,276	—	24,368	—	(2,092)
Commercial - foreign	32,820	1,600	31,118	82	20

Total commercial	337,443	22,088	294,451	23,569	(2,665)

Total loans and leases	$878,639	$367,839	$336,328	$87,573	$ 86,899

	Third Quarter 2007
	Total Corporation	Global Consumer and Small Business Banking (1)	Global Corporate and Investment Banking	Global Wealth and Investment Management	All Other (1)
Consumer
Residential mortgage	$274,385	$ 36,072	$ 1,084	$31,347	$205,882
Home equity	98,611	72,381	951	21,709	3,570
Discontinued real estate	—	—	—	—	—
Credit card - domestic	57,491	142,370	—	—	(84,879)
Credit card - foreign	11,995	29,633	—	—	(17,638)
Direct/Indirect consumer	72,978	30,986	40,955	4,816	(3,779)
Other consumer	4,322	1,070	16	21	3,215

Total consumer	519,782	312,512	43,006	57,893	106,371

Commercial
Commercial - domestic	176,554	17,700	141,718	18,012	(876)
Commercial real estate	38,977	103	37,808	1,044	22
Commercial lease financing	20,044	—	22,169	—	(2,125)
Commercial - foreign	25,159	1,359	23,593	96	111

Total commercial	260,734	19,162	225,288	19,152	(2,868)

Total loans and leases	$780,516	$331,674	$268,294	$77,045	$103,503

(1)	Global Consumer and Small Business Banking, specifically Card Services, is presented on a managed basis with a corresponding offset recorded in All Other.

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

Information for periods beginning July 1, 2008 includes the Countrywide acquisition; prior periods have not been restated. This information is preliminary and based on company data available at the time of the presentation.	38

Bank of America Corporation and Subsidiaries

Commercial Credit Exposure by Industry (1, 2, 3)

(Dollars in millions)

	Commercial Utilized			Total Commercial Committed
	September 30 2008	June 30 2008	Increase (Decrease)	September 30 2008	June 30 2008	Increase (Decrease)
Real estate (4)	$ 77,955	$ 77,070	$ 885	$105,287	$106,265	$ (978)
Diversified financials	49,917	44,603	5,314	99,909	95,325	4,584
Government and public education	35,716	34,620	1,096	55,841	56,727	(886)
Capital goods	27,904	29,764	(1,860)	53,006	55,730	(2,724)
Retailing	32,372	32,223	149	52,332	52,982	(650)
Healthcare equipment and services	27,479	26,938	541	44,189	44,027	162
Consumer services	27,469	27,729	(260)	42,967	43,415	(448)
Materials	22,139	23,026	(887)	37,529	38,508	(979)
Individuals and trusts	24,071	23,661	410	34,067	34,467	(400)
Commercial services and supplies	21,698	22,874	(1,176)	31,773	32,878	(1,105)
Banks	25,636	23,845	1,791	30,699	35,349	(4,650)
Food, beverage and tobacco	14,899	15,727	(828)	28,624	27,087	1,537
Energy	12,226	15,628	(3,402)	23,557	27,790	(4,233)
Media	8,690	8,105	585	19,966	20,166	(200)
Utilities	7,549	7,205	344	18,998	19,432	(434)
Transportation	12,569	12,667	(98)	18,258	18,462	(204)
Insurance	9,377	9,571	(194)	16,924	17,752	(828)
Religious and social organizations	9,020	8,717	303	12,191	11,944	247
Technology hardware and equipment	3,889	4,384	(495)	10,871	10,827	44
Consumer durables and apparel	6,100	6,669	(569)	10,798	11,626	(828)
Software and services	4,268	4,724	(456)	10,130	9,795	335
Pharmaceuticals and biotechnology	3,326	4,164	(838)	9,336	10,226	(890)
Telecommunication services	3,851	4,394	(543)	8,214	9,305	(1,091)
Food and staples retailing	3,934	4,010	(76)	6,504	6,577	(73)
Automobiles and components	2,788	2,744	44	5,726	6,253	(527)
Household and personal products	1,168	1,020	148	2,935	2,891	44
Semiconductors and semiconductor equipment	1,036	1,180	(144)	1,782	1,920	(138)
Other	7,399	7,224	175	7,975	7,892	83

Total commercial credit exposure by industry	$484,445	$484,486	$ (41)	$800,388	$815,618	$(15,230)
Net credit default protection purchased on total commitments (5)				$ (8,914)	$ (9,302)

(1)	Includes loans and leases, standby letters of credit and financial guarantees, derivative assets, assets held-for-sale, commercial letters of credit, bankers’ acceptances, securitized assets, foreclosed properties and other collateral acquired. Derivative assets are reported on a mark-to-market basis and have been reduced by the amount of cash collateral applied of $18.1 billion and $16.5 billion at September 30, 2008 and June 30, 2008. In addition to cash collateral, derivative assets are also collateralized by $4.0 billion and $5.9 billion of primarily other marketable securities at September 30, 2008 and June 30, 2008 for which the credit risk has not been reduced.
(2)	Total commercial utilized and total commercial committed exposure includes loans and letters of credit measured at fair value in accordance with SFAS 159 and are comprised of loans outstanding of $5.4 billion and $5.0 billion and issued letters of credit at notional value of $1.3 billion and $1.4 billion at September 30, 2008 and June 30, 2008. In addition, total commercial committed exposure includes unfunded loan commitments at notional value of $16.0 billion and $17.3 billion at September 30, 2008 and June 30, 2008.
(3)	Includes small business commercial - domestic exposure.
(4)	Industries are viewed from a variety of perspectives to best isolate the perceived risks. For purposes of this table, the real estate industry is defined based upon the borrowers’ or counterparties’ primary business activity using operating cash flow and primary source of repayment as key factors.
(5)	Represents net notional credit protection purchased.

Certain prior period amounts have been reclassified to conform to current period presentation.

Information for periods beginning July 1, 2008 includes the Countrywide acquisition; prior periods have not been restated. This information is preliminary and based on company data available at the time of the presentation.	39

Bank of America Corporation and Subsidiaries

Net Credit Default Protection by Maturity Profile (1)

	September 30 2008	June 30 2008
Less than or equal to one year	(4)%	(3)%
Greater than one year and less than or equal to five years	94	87
Greater than five years	10	16
Total net credit default protection	100%	100%

(1)	In order to mitigate the cost of purchasing ideal levels of credit protection, credit exposure can be added by selling credit protection. The distribution of maturities for net credit default protection purchased is shown as positive percentages and the distribution of maturities for net credit protection sold as negative percentages.

Net Credit Default Protection by Credit Exposure Debt Rating (1)

(Dollars in millions)

	September 30, 2008		June 30, 2008
Ratings	Net Notional	Percent	Net Notional	Percent
AAA	$ 48	(0.5)%	$ 4	—%
AA	(51)	0.6	(66)	0.7
A	(3,269)	36.7	(3,687)	39.6
BBB	(4,186)	47.0	(4,413)	47.5
BB	(1,368)	15.3	(1,388)	14.9
B	(194)	2.2	(175)	1.9
CCC and below	(55)	0.6	(85)	0.9
NR (2)	161	(1.9)	508	(5.5)
Total net credit default protection	$(8,914)	100.0%	$(9,302)	100.0%

(1)	In order to mitigate the cost of purchasing credit protection, credit exposure can be added by selling credit protection. The distribution of debt rating for net notional credit default protection purchased is shown as a negative and the net notional credit protection sold is shown as a positive amount.
(2)	In addition to unrated names, “NR” includes $200 million and $550 million in net credit default swap index positions at September 30, 2008 and at June 30, 2008. While index positions are principally investment grade, credit default swaps indices include names in and across each of the ratings categories.

Certain prior period amounts have been reclassified to conform to current period presentation.

Information for periods beginning July 1, 2008 includes the Countrywide acquisition; prior periods have not been restated. This information is preliminary and based on company data available at the time of the presentation.	40

Bank of America Corporation and Subsidiaries

Selected Emerging Markets (1)

(Dollars in millions)

	Loans and Leases, and Loan Commitments	Other Financing (2)	Derivative Assets (3)	Securities/ Other Investments (4)	Total Cross–border Exposure (5)	Local Country Exposure Net of Local Liabilities (6)	Total Emerging Markets Exposure September 30, 2008	Increase (Decrease) from June 30, 2008
Region/Country
Asia Pacific
China (7)	$ 304	$ 410	$ 508	$14,723	$15,945	$ 1	$15,946	$(1,014)
South Korea	359	1,342	1,607	1,648	4,956	—	4,956	(128)
India	1,797	835	806	1,107	4,545	—	4,545	318
Singapore	417	81	381	296	1,175	—	1,175	115
Taiwan	318	34	110	143	605	378	983	(506)
Hong Kong	434	55	44	87	620	—	620	(91)
Other Asia Pacific (8)	166	137	35	350	688	—	688	63
Total Asia Pacific	3,795	2,894	3,491	18,354	28,534	379	28,913	(1,243)
Latin America
Brazil (9)	874	220	20	3,713	4,827	208	5,035	(833)
Mexico (10)	1,422	315	36	3,116	4,889	95	4,984	(107)
Chile	577	45	15	12	649	6	655	53
Other Latin America (8)	316	267	12	126	721	135	856	35
Total Latin America	3,189	847	83	6,967	11,086	444	11,530	(852)
Middle East and Africa
Bahrain	297	7	20	907	1,231	—	1,231	738
Other Middle East and Africa (8)	787	181	247	92	1,307	—	1,307	(7)
Total Middle East and Africa	1,084	188	267	999	2,538	—	2,538	731
Central and Eastern Europe (8)	58	190	103	88	439	—	439	113
Total emerging market exposure	$8,126	$4,119	$3,944	$26,408	$42,597	$823	$43,420	$(1,251)

(1)	There is no generally accepted definition of emerging markets. The definition that we use includes all countries in Asia Pacific excluding Japan, Australia and New Zealand; all countries in Latin America excluding Cayman Islands and Bermuda; all countries in Middle East and Africa; and all countries in Central and Eastern Europe excluding Greece. There was no emerging market exposure included in the portfolio measured at fair value in accordance with SFAS 159 at September 30, 2008 and June 30, 2008.
(2)	Includes acceptances, standby letters of credit, commercial letters of credit and formal guarantees.
(3)	Derivative assets are reported on a mark-to-market basis and have been reduced by the amount of cash collateral applied of $89 million and $77 million at September 30, 2008 and June 30, 2008. At September 30, 2008 and June 30, 2008, there were $334 million and $98 million of other marketable securities collateralizing derivative assets for which credit risk has not been reduced.
(4)	Generally, cross-border resale agreements are presented based on the domicile of the counterparty, consistent with Federal Financial Institutions Examination Council (FFIEC) reporting rules. Cross- border resale agreements where the underlying securities are U.S. Treasury securities, in which case the domicile is the U.S., are excluded from this presentation.
(5)	Cross-border exposure includes amounts payable to the Corporation by borrowers or counterparties with a country of residence other than the one in which the credit is booked, regardless of the currency in which the claim is denominated, consistent with FFIEC reporting rules.
(6)	Local country exposure includes amounts payable to the Corporation by borrowers with a country of residence in which the credit is booked, regardless of the currency in which the claim is denominated. Local funding or liabilities are subtracted from local exposures as allowed by the FFIEC. Total amount of available local liabilities funding local country exposure at September 30, 2008 was $17.6 billion compared to $16.9 billion at June 30, 2008. Local liabilities at September 30, 2008 in Asia Pacific and Latin America were $17.1 billion and $508 million, of which $6.6 billion were in Hong Kong, $5.0 billion in Singapore, $2.1 billion in South Korea, $1.1 billion in India, $1.0 billion in China, and $586 million in Taiwan. There were no other countries with available local liabilities funding local country exposure greater than $500 million.
(7)	Securities/Other Investments include an investment of $14.5 billion in China Construction Bank (CCB).
(8)	No country included in Other Asia Pacific, Other Latin America, Other Middle East and Africa, or Central and Eastern Europe had total foreign exposure of more than $500 million.
(9)	Securities/Other Investments include an investment of $3.6 billion in Banco Itaú Holding Financeira S.A.
(10)	Securities/Other Investments include an investment of $2.9 billion in Grupo Financiero Santander, S.A.

Certain prior period amounts have been reclassified to conform to current period presentation.

Information for periods beginning July 1, 2008 includes the Countrywide acquisition; prior periods have not been restated. This information is preliminary and based on company data available at the time of the presentation.	41

Bank of America Corporation and Subsidiaries

Nonperforming Assets

(Dollars in millions)

	September 30 2008	June 30 2008	March 31 2008	December 31 2007	September 30 2007
Residential mortgage	$ 4,638	$ 3,269	$ 2,576	$ 1,999	$ 1,176
Home equity	2,049	1,851	1,786	1,340	764
Discontinued real estate	33	—	—	—	—
Direct/Indirect consumer	13	11	6	8	6
Other consumer	89	89	91	95	94

Total consumer	6,822	5,220	4,459	3,442	2,040

Commercial - domestic (1)	1,566	1,079	980	852	638
Commercial real estate	3,090	2,616	1,627	1,099	352
Commercial lease financing	35	40	44	33	29
Commercial - foreign	48	48	54	19	16

	4,739	3,783	2,705	2,003	1,035
Small business commercial - domestic	183	153	169	152	105

Total commercial	4,922	3,936	2,874	2,155	1,140

Total nonperforming loans and leases	11,744	9,156	7,333	5,597	3,180
Foreclosed properties	1,832	593	494	351	192

Total nonperforming assets (2, 3, 4, 5)	$13,576	$ 9,749	$ 7,827	$ 5,948	$ 3,372

Loans past due 90 days or more and still accruing (2, 4, 6)	$4,819	$ 4,548	$ 4,160	$3,736	$ 2,955
Nonperforming assets/Total assets (5, 7)	0.74%	0.57%	0.45%	0.35%	0.21%
Nonperforming assets/Total loans, leases and foreclosed properties (5, 7)	1.45	1.13	0.90	0.68	0.43
Nonperforming loans and leases/Total loans and leases outstanding (7)	1.25	1.06	0.84	0.64	0.40
Allowance for credit losses:
Allowance for loan and lease losses	$20,346	$17,130	$14,891	$11,588	$ 9,535
Reserve for unfunded lending commitments	427	507	507	518	392

Total allowance for credit losses	$20,773	$17,637	$15,398	$12,106	$ 9,927

Allowance for loan and lease losses/Total loans and leases outstanding (7)	2.17%	1.98%	1.71%	1.33%	1.21%
Allowance for loan and lease losses/Total nonperforming loans and leases (7)	173	187	203	207	300

Commercial utilized criticized exposure (8)	$33,837	$28,322	$22,720	$17,544	$10,803
Commercial utilized criticized exposure/Commercial utilized exposure (8)	7.32%	6.16%	5.16%	4.18%	3.06%

(1)	Excludes small business commercial - domestic loans.
(2)	Balances do not include loans accounted for in accordance with SOP 03-3 even though the customer may be contractually past due. Loans accounted for in accordance with SOP 03-3 were written down to fair value upon acquisition and accrete interest income over the remaining life of the loan.
(3)	Balances do not include nonperforming loans held-for-sale included in other assets of $848 million, $388 million, $327 million, $188 million and $93 million at September 30, 2008, June 30, 2008, March 31, 2008, December 31, 2007 and September 30, 2007, respectively.
(4)	Balances do not include loans measured at fair value in accordance with SFAS 159. At September 30, 2008, June 30, 2008, March 31, 2008, December 31, 2007 and September 30, 2007, there were no nonperforming loans measured at fair value in accordance with SFAS 159. At June 30, 2008, there were $81 million of loans past due 90 days or more and still accruing interest measured at fair value in accordance with SFAS 159. At September 30, 2008, March 31, 2008, December 31, 2007 and September 30, 2007, there were no loans past due 90 days or more and still accruing interest measured at fair value in accordance with SFAS 159.
(5)	Balances and ratios do not include nonperforming available-for-sale debt securities of $436 million, $676 million, $789 million, $180 million and $24 million at September 30, 2008, June 30, 2008, March 31, 2008, December 31, 2007 and September 30, 2007, respectively. Including nonperforming available-for-sale debt securities, nonperforming assets as a percentage of total assets would have been 0.77 percent, 0.61 percent, 0.50 percent, 0.36 percent and 0.22 percent at September 30, 2008, June 30, 2008, March 31, 2008, December 31, 2007 and September 30, 2007, respectively.
(6)	Balances do not include loans held-for-sale past due 90 days or more and still accruing interest included in other assets of $138 million, $32 million, $69 million, $79 million and $8 million at September 30, 2008, June 30, 2008, March 31, 2008, December 31, 2007 and September 30, 2007, respectively.
(7)	Ratios do not include loans measured at fair value in accordance with SFAS 159 of $5.4 billion, $5.0 billion, $5.1 billion, $4.6 billion and $4.5 billion at September 30, 2008, June 30, 2008, March 31, 2008, December 31, 2007 and September 30, 2007, respectively.
(8)	Criticized exposure and ratios exclude assets held-for-sale and exposure measured at fair value in accordance with SFAS 159. Including assets held-for-sale and commercial loans measured at fair value, the ratios would have been 7.94 percent, 6.62 percent, 6.12 percent, 4.77 percent and 3.66 percent at September 30, 2008, June 30, 2008, March 31, 2008, December 31, 2007 and September 30, 2007, respectively.

Loans are classified as domestic or foreign based upon the domicile of the borrower.

Certain prior period amounts have been reclassified to conform to current period presentation.

Information for periods beginning July 1, 2008 includes the Countrywide acquisition; prior periods have not been restated. This information is preliminary and based on company data available at the time of the presentation.	42

Bank of America Corporation and Subsidiaries

Quarterly Net Charge-offs/Losses and Net Charge-off/Loss Ratios (1, 2)

(Dollars in millions)

	Third Quarter 2008		Second Quarter 2008		First Quarter 2008		Fourth Quarter 2007		Third Quarter 2007
Held Basis	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Residential mortgage	$ 242	0.37%	$ 151	0.24%	$ 66	0.10%	$ 27	0.04%	$ 13	0.02%
Home equity	964	2.53	923	3.09	496	1.71	179	0.63	50	0.20
Discontinued real estate	(3)	(0.05)	—	—	—	—	—	—	—	—
Credit card - domestic	1,094	6.86	976	6.36	847	5.39	738	4.87	712	4.91
Credit card - foreign	148	3.46	132	3.21	109	2.87	108	2.99	96	3.19
Direct/Indirect consumer	845	3.94	660	3.22	555	2.84	456	2.41	353	1.92
Other consumer	106	11.36	83	8.47	86	8.61	96	9.08	78	7.18

Total consumer	3,396	2.24	2,925	2.17	2,159	1.58	1,604	1.17	1,302	0.99

Commercial - domestic (3)	117	0.23	70	0.14	77	0.16	64	0.13	11	0.03
Commercial real estate	262	1.65	136	0.88	107	0.70	17	0.12	28	0.28
Commercial lease financing	8	0.13	6	0.11	15	0.27	17	0.31	(3)	(0.07)
Commercial - foreign	46	0.56	5	0.06	(7)	(0.10)	2	0.03	(4)	(0.06)

	433	0.54	217	0.28	192	0.25	100	0.13	32	0.05
Small business commercial - domestic	527	10.64	477	9.59	364	7.44	281	5.92	239	5.38

Total commercial	960	1.13	694	0.84	556	0.69	381	0.47	271	0.42

Total net charge-offs	$4,356	1.84	$3,619	1.67	$2,715	1.25	$1,985	0.91	$1,573	0.80

By Business Segment
Global Consumer and Small Business Banking (4)	$5,169	5.23%	$4,721	5.16%	$3,693	4.10%	$3,033	3.42%	$2,687	3.17%
Global Corporate and Investment Banking	604	0.71	318	0.39	328	0.41	214	0.26	114	0.17
Global Wealth and Investment Management	108	0.49	92	0.42	52	0.24	28	0.13	16	0.08
All Other (4)	(1,525)	(4.94)	(1,512)	(7.00)	(1,358)	(5.41)	(1,290)	(4.85)	(1,244)	(4.77)

Total net charge-offs	$4,356	1.84	$3,619	1.67	$2,715	1.25	$1,985	0.91	$1,573	0.80

Supplemental managed basis data
Credit card - domestic	$2,643	6.87%	$2,414	6.36%	$2,068	5.48%	$1,816	4.90%	$1,707	4.76%
Credit card - foreign	353	4.21	337	4.11	304	3.84	322	4.06	317	4.24

Total credit card managed net losses	$2,996	6.40	$2,751	5.96	$2,372	5.19	$2,138	4.75	$2,024	4.67

(1)	Net charge-off/loss ratios are calculated as annualized held net charge-offs or managed net losses divided by average outstanding held or managed loans and leases excluding loans measured at fair value in accordance with SFAS 159 during the period for each loan and lease category.
(2)	Net charge-offs include the impact of SOP 03-3 which decreased net charge-offs on residential mortgage $283 million, home equity $768 million, discontinued real estate $943 million, commercial - domestic $14 million, commercial real estate $17 million and small business commercial - domestic $2 million for the three months ended September 30, 2008; on residential mortgage $3 million, home equity $4 million, commercial - domestic $3 million, commercial real estate $8 million and small business commercial - domestic $2 million for the three months ended June 30, 2008; on residential mortgage $2 million, home equity $3 million, commercial - domestic $3 million, commercial real estate $8 million and small business commercial - domestic $3 million for the three months ended March 31, 2008; and on residential mortgage $2 million, home equity $8 million, direct/indirect consumer $2 million, commercial - domestic $29 million, commercial real estate $27 million, commercial lease financing $2 million and small business commercial - domestic $5 million for the three months ended December 31, 2007. The impact of SOP 03-3 was not material for the three months ended September 30, 2007.
(3)	Excludes small business commercial - domestic loans.
(4)	Global Consumer and Small Business Banking is presented on a managed basis, specifically Card Services. The securitization offset is included within All Other.

Loans are classified as domestic or foreign based upon the domicile of the borrower.

Certain prior period amounts have been reclassified to conform to current period presentation.

Information for periods beginning July 1, 2008 includes the Countrywide acquisition; prior periods have not been restated. This information is preliminary and based on company data available at the time of the presentation.	43

Bank of America Corporation and Subsidiaries

Year-to-Date Net Charge-offs/Losses and Net Charge-off/Loss Ratios (1, 2)

(Dollars in millions)

	Nine Months Ended September 30
	2008		2007
Held Basis	Amount	Percent	Amount	Percent
Residential mortgage	$ 459	0.23%	$ 30	0.02%
Home equity	2,383	2.46	95	0.13
Discontinued real estate	(3)	(0.05)	—	—
Credit card - domestic	2,917	6.20	2,325	5.44
Credit card - foreign	389	3.19	270	3.09
Direct/Indirect consumer	2,060	3.35	917	1.75
Other consumer	275	9.45	182	5.78

Total consumer	8,480	2.01	3,819	1.02

Commercial - domestic (3)	264	0.18	64	0.06
Commercial real estate	505	1.08	30	0.11
Commercial lease financing	29	0.17	(15)	(0.10)
Commercial - foreign	44	0.18	(1)	(0.01)

	842	0.36	78	0.04
Small business commercial - domestic	1,368	9.23	598	4.82

Total commercial	2,210	0.89	676	0.37

Total net charge-offs	$10,690	1.59	$ 4,495	0.80

By Business Segment:
Global Consumer and Small Business Banking (4)	$13,583	4.84%	$ 7,782	3.22%
Global Corporate and Investment Banking	1,250	0.51	290	0.15
Global Wealth and Investment Management	252	0.39	38	0.07
All Other (4)	(4,395)	(5.67)	(3,615)	(4.89)

Total net charge-offs	$10,690	1.59	$ 4,495	0.80

Supplemental managed basis data
Credit card - domestic	$ 7,125	6.24%	$ 5,144	4.91%
Credit card - foreign	994	4.06	932	4.31

Total credit card managed net losses	$ 8,119	5.85	$ 6,076	4.81

(1)	Net charge-off/loss ratios are calculated as annualized held net charge-offs or managed net losses divided by average outstanding held or managed loans and leases excluding loans measured at fair value in accordance with SFAS 159 during the period for each loan and lease category.
(2)	Net charge-offs include the impact of SOP 03-3 which decreased net charge-offs on residential mortgage $288 million, home equity $775 million, discontinued real estate $943 million, commercial - domestic $20 million, commercial real estate $33 million and small business commercial - domestic $7 million for the nine months ended September 30, 2008. The impact of SOP 03-3 was not material for the nine months ended September 30, 2007.
(3)	Excludes small business commercial - domestic loans.
(4)	Global Consumer and Small Business Banking is presented on a managed basis, specifically Card Services. The securitization offset is included within
All Other.

Loans are classified as domestic or foreign based upon the domicile of the borrower.

Certain prior period amounts have been reclassified to conform to current period presentation.

Information for periods beginning July 1, 2008 includes the Countrywide acquisition; prior periods have not been restated. This information is preliminary and based on company data available at the time of the presentation.	44

Bank of America Corporation and Subsidiaries

Allocation of the Allowance for Credit Losses by Product Type

(Dollars in millions)

	September 30 2008		June 30 2008		September 30 2007
Allowance for loan and lease losses	Amount	Percent of loans and leases outstanding (1)	Amount	Percent of loans and leases outstanding (1)	Amount	Percent of loans and leases outstanding (1)
Residential mortgage	$ 1,376	0.54%	$ 792	0.34%	$ 201	0.07%
Home equity	4,744	3.12	3,812	3.14	402	0.40
Discontinued real estate	82	0.37	—	—	—	—
Credit card - domestic	3,624	5.75	3,210	5.17	2,751	4.69
Credit card - foreign	633	3.45	474	2.86	345	2.66
Direct/Indirect consumer	3,742	4.52	2,964	3.49	1,743	2.36
Other consumer	184	5.02	185	4.81	157	3.64

Total consumer	14,385	2.40	11,437	2.18	5,599	1.07

Commercial - domestic (2)	4,072	1.86	3,844	1.74	2,764	1.56
Commercial real estate	1,376	2.16	1,333	2.12	644	1.60
Commercial lease financing	210	0.94	199	0.87	186	0.91
Commercial - foreign	303	0.92	317	0.91	342	1.21

Total commercial (3)	5,961	1.76	5,693	1.67	3,936	1.48

Allowance for loan and lease losses	20,346	2.17	17,130	1.98	9,535	1.21
Reserve for unfunded lending commitments	427		507		392

Allowance for credit losses	$20,773		$17,637		$9,927

(1)	Ratios are calculated as allowance for loan and lease losses as a percentage of loans and leases outstanding excluding loans measured at fair value in accordance with SFAS 159 for each loan and lease category. Loans measured at fair value include commercial - domestic loans of $4.0 billion, $3.5 billion and $3.6 billion, commercial - foreign loans of $1.2 billion, $1.3 billion and $672 million, and commercial real estate loans of $213 million, $176 million and $224 million at September 30, 2008, June 30, 2008 and September 30, 2007.
(2)	Includes allowance for small business commercial - domestic loans of $561 billion, $2.1 billion and $1.2 billion at September 30, 2008, June 30, 2008 and September 30, 2007.
(3)	Includes allowance for loan and lease losses for impaired commercial loans of $561 million, $417 million and $88 million at September 30, 2008, June 30, 2008 and September 30, 2007.

Certain prior period amounts have been reclassified to conform to current period presentation.

Information for periods beginning July 1, 2008 includes the Countrywide acquisition; prior periods have not been restated. This information is preliminary and based on company data available at the time of the presentation.	45

Exhibit A: Non-GAAP Reconciliations

Bank of America Corporation and Subsidiaries

Global Consumer and Small Business Banking - Reconciliation

(Dollars in millions)

	Nine Months Ended September 30, 2008			Nine Months Ended September 30, 2007			Third Quarter 2008
	Managed Basis (1)	Securitization Impact (2)	Held Basis	Managed Basis (1)	Securitization Impact (2)	Held Basis	Managed Basis (1)	Securitization Impact (2)	Held Basis
Net interest income (3)	$ 24,636	$ (6,402)	$ 18,234	$21,378	$(5,956)	$ 15,422	$8,938	$(2,207)	$6,731
Noninterest income:
Card income	7,583	1,768	9,351	7,567	2,528	10,095	2,296	507	2,803
Service charges	5,130	—	5,130	4,385	—	4,385	1,822	—	1,822
Mortgage banking income	2,820	—	2,820	842	—	842	1,756	—	1,756
Insurance premiums	1,203	(152)	1,051	662	(193)	469	709	(44)	665
All other income	1,120	(28)	1,092	497	(28)	469	408	(10)	398

Total noninterest income	17,856	1,588	19,444	13,953	2,307	16,260	6,991	453	7,444

Total revenue, net of interest expense	42,492	(4,814)	37,678	35,331	(3,649)	31,682	15,929	(1,754)	14,175

Provision for credit losses	19,655	(4,814)	14,841	8,626	(3,649)	4,977	6,655	(1,754)	4,901
Noninterest expense	17,820	—	17,820	14,793	—	14,793	7,275	—	7,275

Income before income taxes	5,017	—	5,017	11,912	—	11,912	1,999	—	1,999
Income tax expense (3)	1,849	—	1,849	4,393	—	4,393	765	—	765

Net income	$ 3,168	$ —	$ 3,168	$ 7,519	$ —	$ 7,519	$1,234	$ —	$1,234

Balance sheet
Average - total loans and leases	$374,494	$(106,177)	$268,317	$319,123	$(102,675)	$216,448	$393,373	$(105,919)	$287,454
Period end - total loans and leases	392,219	(102,049)	290,170	337,792	(103,542)	234,250	392,219	(102,049)	290,170

	Second Quarter 2008			First Quarter 2008			Fourth Quarter 2007
	Managed Basis (1)	Securitization Impact (2)	Held Basis	Managed Basis (1)	Securitization Impact (2)	Held Basis	Managed Basis (1)	Securitization Impact (2)	Held Basis
Net interest income (3)	$ 8,018	$ (2,140)	$ 5,878	$ 7,680	$ (2,055)	$ 5,625	$ 7,444	$ (2,071)	$ 5,373
Noninterest income:
Card income	2,560	557	3,117	2,727	704	3,431	2,627	828	3,455
Service charges	1,743	—	1,743	1,565	—	1,565	1,623	—	1,623
Mortgage banking income	409	—	409	655	—	655	490	—	490
Insurance premiums	253	(52)	201	241	(56)	185	250	(57)	193
All other income	208	(9)	199	504	(9)	495	200	(10)	190

Total noninterest income	5,173	496	5,669	5,692	639	6,331	5,190	761	5,951

Total revenue, net of interest expense	13,191	(1,644)	11,547	13,372	(1,416)	11,956	12,634	(1,310)	11,324

Provision for credit losses	6,545	(1,644)	4,901	6,455	(1,416)	5,039	4,296	(1,310)	2,986
Noninterest expense	5,363	—	5,363	5,182	—	5,182	5,578	—	5,578

Income before income taxes	1,283	—	1,283	1,735	—	1,735	2,760	—	2,760
Income tax expense (3)	452	—	452	632	—	632	862	—	862

Net income	$ 831	$ —	$ 831	$ 1,103	$ —	$ 1,103	$ 1,898	$ —	$ 1,898

Balance sheet
Average - total loans and leases	$367,839	$(107,438)	$260,401	$362,062	$(105,176)	$256,886	$352,167	$(105,091)	$247,076
Period end - total loans and leases	364,608	(108,521)	256,087	363,355	(107,847)	255,508	359,008	(102,967)	256,041

	Third Quarter 2007
	Managed Basis (1)	Securitization Impact (2)	Held Basis
Net interest income (3)	$7,257	$(2,085)	$5,172
Noninterest income:
Card income	2,588	896	3,484
Service charges	1,519	—	1,519
Mortgage banking income	243	—	243
Insurance premiums	266	(58)	208
All other income	202	(12)	190

Total noninterest income	4,818	826	5,644

Total revenue, net of interest expense	12,075	(1,259)	10,816

Provision for credit losses	3,122	(1,259)	1,863
Noninterest expense	5,281	—	5,281

Income before income taxes	3,672	—	3,672
Income tax expense (3)	1,359	—	1,359

Net income	$2,313	$—	$2,313

Balance sheet
Average - total loans and leases	$331,674	$(104,317)	$227,357
Period end - total loans and leases	337,792	(103,542)	234,250

(1)	Provision for credit losses represents provision for credit losses on held loans combined with realized credit losses associated with the securitized loan portfolio.
(2)	The securitization impact on net interest income is on a funds transfer pricing methodology consistent with the way funding costs are allocated to the businesses.
(3)	Fully taxable-equivalent basis

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

The Corporation reports Global Consumer and Small Business Banking’s results, specifically Card Services, on a managed basis. This basis of presentation excludes the Corporation’s securitized mortgage and home equity portfolios for which the Corporation retains servicing. Reporting on a managed basis is consistent with the way that management evaluates the results of Global Consumer and Small Business Banking. Managed basis assumes that securitized loans were not sold and presents earnings on these loans in a manner similar to the way loans that have not been sold (i.e., held loans) are presented. Loan securitization is an alternative funding process that is used by the Corporation to diversify funding sources. Loan securitization removes loans from the Consolidated Balance Sheet through the sale of loans to an off-balance sheet qualified special purpose entity which is excluded from the Corporation’s Consolidated Financial Statements in accordance with accounting principles generally accepted in the United States (GAAP).

The performance of the managed portfolio is important in understanding Global Consumer and Small Business Banking’s and Card Services’ results as it demonstrates the results of the entire portfolio serviced by the business. Securitized loans continue to be serviced by the business and are subject to the same underwriting standards and ongoing monitoring as held loans. In addition, retained excess servicing income is exposed to similar credit risk and repricing of interest rates as held loans. Global Consumer and Small Business Banking’s managed income statement line items differ from a held basis reported as follows:

•

Managed net interest income includes Global Consumer and Small Business Banking’s net interest income on held loans and interest income on the securitized loans less the internal funds transfer pricing allocation related to securitized loans.

•

Managed noninterest income includes Global Consumer and Small Business Banking’s noninterest income on a held basis less the reclassification of certain components of card income (e.g., excess servicing income) to record managed net interest income and provision for credit losses. Noninterest income, both on a held and managed basis, also includes the impact of adjustments to the interest-only strip that are recorded in card income as management continues to manage this impact within Global Consumer and Small Business Banking.

•	Provision for credit losses represents the provision for credit losses on held loans combined with realized credit losses associated with the securitized loan portfolio.

Information for periods beginning July 1, 2008 includes the Countrywide acquisition; prior periods have not been restated. This information is preliminary and based on company data available at the time of the presentation.	46

Exhibit A: Non-GAAP Reconciliations - continued

Bank of America Corporation and Subsidiaries

All Other - Reconciliation

(Dollars in millions)

	Nine Months Ended September 30, 2008			Nine Months Ended September 30, 2007			Third Quarter 2008
	Reported Basis (1)	Securitization Offset (2)	As Adjusted	Reported Basis (1)	Securitization Offset (2)	As Adjusted	Reported Basis (1)	Securitization Offset (2)	As Adjusted
Net interest income (3)	$ (6,408)	$ 6,402	$ (6)	$ (5,584)	$ 5,956	$ 372	$ (2,391)	$ 2,207	$(184)
Noninterest income:
Card income	1,796	(1,768)	28	2,137	(2,528)	(391)	537	(507)	30
Equity investment income (loss)	652	—	652	3,467	—	3,467	(326)	—	(326)
Gains (losses) on sales of debt securities	349	—	349	70	—	70	(2)	—	(2)
All other income (loss)	(289)	180	(109)	(325)	221	(104)	68	54	122

Total noninterest income	2,508	(1,588)	920	5,349	(2,307)	3,042	277	(453)	(176)

Total revenue, net of interest expense	(3,900)	4,814	914	(235)	3,649	3,414	(2,114)	1,754	(360)
Provision for credit losses	(3,542)	4,814	1,272	(3,915)	3,649	(266)	(1,134)	1,754	620
Merger and restructuring charges	629	—	629	270	—	270	247	—	247
All other noninterest expense	145	—	145	123	—	123	(53)	—	(53)

Income (loss) before income taxes	(1,132)	—	(1,132)	3,287	—	3,287	(1,174)	—	(1,174)
Income tax expense (benefit) (3)	(492)	—	(492)	959	—	959	(517)	—	(517)

Net income (loss)	$ (640)	$ —	$ (640)	$ 2,328	$ —	$ 2,328	$ (657)	$ —	$(657)

Balance sheet
Average - total loans and leases	$103,592	$106,177	$209,769	$98,815	$102,675	$201,490	$122,794	$105,919	$228,713
Period end - total loans and leases	121,833	102,049	223,882	101,278	103,542	204,820	121,833	102,049	223,882

	Second Quarter 2008			First Quarter 2008			Fourth Quarter 2007
	Reported Basis (1)	Securitization Offset (2)	As Adjusted	Reported Basis (1)	Securitization Offset (2)	As Adjusted	Reported Basis (1)	Securitization Offset (2)	As Adjusted
Net interest income (3)	$ (2,036)	$ 2,140	$ 104	$ (1,981)	$ 2,055	$ 74	$ (2,035)	$ 2,071	$36
Noninterest income:
Card income	595	(557)	38	664	(704)	(40)	680	(828)	(148)
Equity investment income	710	—	710	268	—	268	278	—	278
Gains on sales of debt securities	131	—	131	220	—	220	110	—	110
All other income (loss)	(100)	61	(39)	(257)	65	(192)	751	67	818

Total noninterest income	1,336	(496)	840	895	(639)	256	1,819	(761)	1,058

Total revenue, net of interest expense	(700)	1,644	944	(1,086)	1,416	330	(216)	1,310	1,094
Provision for credit losses	(1,195)	1,644	449	(1,213)	1,416	203	(1,294)	1,310	16
Merger and restructuring charges	212	—	212	170	—	170	140	—	140
All other noninterest expense	50	—	50	148	—	148	(58)	—	(58)

Income (loss) before income taxes	233	—	233	(191)	—	(191)	996	—	996
Income tax expense (benefit) (3)	(24)	—	(24)	49	—	49	142	—	142

Net income (loss)	$ 257	$ —	$ 257	$ (240)	$ —	$ (240)	$ 854	$ —	$854

Balance sheet
Average - total loans and leases	$86,899	$107,438	$194,337	$100,874	$105,176	$206,050	$105,514	$105,091	$210,605
Period end - total loans and leases	71,639	108,521	180,160	95,124	107,847	202,971	106,694	102,967	209,661

	Third Quarter 2007
	Reported Basis (1)	Securitization Offset (2)	As Adjusted
Net interest income (3)	$ (1,980)	$ 2,085	$ 105
Noninterest income:
Card income	739	(896)	(157)
Equity investment income	852	—	852
Gains on sales of debt securities	7	—	7
All other income (loss)	(218)	70	(148)

Total noninterest income	1,380	(826)	554

Total revenue, net of interest expense	(600)	1,259	659
Provision for credit losses	(1,290)	1,259	(31)
Merger and restructuring charges	84	—	84
All other noninterest expense	(410)	—	(410)

Income before income taxes	1,016	—	1,016
Income tax expense (3)	279	—	279

Net income	$ 737	$ —	$ 737

Balance sheet
Average - total loans and leases	$103,503	$104,317	$207,820
Period end - total loans and leases	101,278	103,542	204,820

(1)	Provision for credit losses represents provision for credit losses in All Other combined with the Global Consumer and Small Business Banking securitization offset.
(2)	The securitization offset on net interest income is on a funds transfer pricing methodology consistent with the way funding costs are allocated to the businesses.
(3)	Fully taxable-equivalent basis

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

Information for periods beginning July 1, 2008 includes the Countrywide acquisition; prior periods have not been restated. This information is preliminary and based on company data available at the time of the presentation.	47